                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  SCHEDULE 14A
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )



Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12



                                 Ryerson Tull, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
     -------------------------------------------------------------------------
     (5) Total fee paid:
     -------------------------------------------------------------------------
[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
     -------------------------------------------------------------------------
     (3) Filing Party:
     -------------------------------------------------------------------------
     (4) Date Filed:
     -------------------------------------------------------------------------
Notes:
Reg. (S) 240.14a-101.
SEC 1913 (3-99)

[LOGO] Ryerson Tull

NEIL S. NOVICH
Chairman, President and
Chief Executive Officer

                                          March 22, 2002

Dear Stockholder:

   Ryerson Tull, Inc. will hold its 2002 Annual Meeting of Stockholders on Wednesday, May 8, 2002 at 9:00 a.m., Chicago time, at The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois. I hope you will join us.

   I look forward to seeing you on May 8. If you do not expect to attend the meeting, please take a moment now to complete and return the enclosed proxy card in the envelope provided. Whether in person or by proxy, your participation in the annual meeting is important to us.

                                          Cordially,

                                          Neil S. Novich
                                          Chairman, President and
                                          Chief Executive Officer

                 2621 West 15th Place, Chicago, Illinois 60608

[LOGO] Ryerson Tull
2621 WEST 15th PLACE
CHICAGO, ILLINOIS 60608

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 8, 2002

To Stockholders:

   We will hold the Annual Meeting of Stockholders of Ryerson Tull, Inc., a Delaware corporation, at The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois, on Wednesday, May 8, 2002 beginning at 9:00 a.m., Chicago time, for the purpose of:

    1. Electing directors of the Company;

    2. Considering and voting upon the Ryerson Tull 2002 Incentive Stock Plan;
       and

    3. Considering any other matter that may properly come before the meeting.

   Holders of voting securities at the close of business on March 11, 2002 are entitled to receive notice of and vote at the Annual Meeting.

   This Notice of the Annual Meeting includes a Proxy Statement. Please sign, date and return the enclosed proxy card in the accompanying envelope as soon as possible whether or not you expect to attend the Annual Meeting.

   The Company's 2001 Annual Report, which includes the Company's 2001 financial statements, accompanies this mailing. Additional copies are available upon written request to the Ryerson Tull investor relations department.

                                          By order of the Board of Directors,

                                          Joyce E. Mims
                                          Vice President and
                                          General Counsel

March 22, 2002
Chicago, Illinois

[LOGO] Ryerson Tull

                             2621 WEST 15th PLACE
                            CHICAGO, ILLINOIS 60608

                                PROXY STATEMENT

   The Board of Directors of Ryerson Tull, Inc. solicits the enclosed proxy for the 2002 Annual Meeting to be held on May 8, 2002.

   Beginning on or about March 22, 2002, we will begin to solicit proxies by mail. We also may solicit proxies through our directors, officers and regular employees. We will pay all costs associated with this proxy solicitation, including a fee of $7,500 plus out-of-pocket expenses for MacKenzie Partners for its assistance. We will also reimburse brokers, banks and similar organizations for reasonable charges and expenses they incur in obtaining instructions from the beneficial owners of our common stock.

   Our voting securities outstanding on March 11, 2002 consisted of 24,806,917 shares of common stock with one vote per share and 80,230 shares of Series A $2.40 Cumulative Convertible Preferred Stock with one vote per share. All voting securities vote together without regard to class on the matter expected to be voted upon at the Annual Meeting.

   On February 25, 1999, our majority-owned subsidiary became our wholly owned subsidiary, then named Ryerson Tull, Inc., and each share of pre-merger Ryerson Tull Class A common stock was converted into 0.61 shares of our common stock. Pre-merger Ryerson Tull then merged with us and we changed our name to "Ryerson Tull, Inc." These mergers are together referred to as the "RT Merger."

   If you sign, date and return the enclosed proxy by mail, your shares will be voted as you direct. If you do not give any voting instructions, your shares will be voted FOR the Board's nominees for director and in the discretion of the proxies on any other matters that may come before the meeting. You may revoke your proxy:

      (1) by submitting a revocation letter dated subsequent to the proxy;

      (2) by delivering a second signed proxy dated later than the first signed proxy; or

      (3) by attending the Annual Meeting and voting in person or by proxy.

   If you are a participant in the Shareholder Investment Service's dividend reinvestment program, shares credited to your account in that program will be voted only if and in the same manner as you vote your stock held of record. If you are not a stockholder of record, Computershare Investor Services, as custodian, will vote your shares only as you instruct. If you are a participant in the Ryerson Tull Savings Plan, shares credited to your account will be voted as you direct, but any direction (or any revocation of a prior direction) must be received by LaSalle National Bank, as Trustee for the Savings Plan, by 5:00 p.m., Chicago time, on May 7, 2002. Shares in the Savings Plan for which no direction is received by that time will be voted in the same proportion as the shares in the Savings Plan for which directions are timely received.

   Proxies, consents, ballots and voting materials that identify the vote of specific holders are confidential, except in a contested proxy or consent solicitation or as otherwise required by law. They are returned to the tabulator and are available to the inspectors of election to enable them to certify the results of the vote. Computershare Investor Services will act as the tabulator, and officers or employees of Computershare Investor Services will serve as inspectors of election.

   We welcome comments from holders of voting securities. Comments written on or accompanying proxy cards will be provided to us without indication of the vote of the holder of the voting securities unless the vote is included in the comment or is necessary to understand the comment.

                             ELECTION OF DIRECTORS

   Following the Annual Meeting, the Board will consist of eight directors. All directors are elected by a plurality of the votes cast at the Annual Meeting. The outcome of the election is not affected by holders of voting securities who abstain from voting or withhold authority to vote in the election, or by broker non-votes. If any nominee should become unavailable for election, which we do not anticipate, proxies may be voted for the election of another person or persons designated by the Board, unless the Board has taken prior action to reduce its membership. The directors elected at the 2002 Annual Meeting will serve a one-year term, expiring at the 2003 Annual Meeting, and until their successors are duly elected and qualified.

Nominees for Election

   The nominees for election to the Board are described in brief biographies below. The period of service as a director shown for Mr. James Henderson includes the period during which he served as a director of our former subsidiary Inland Steel Company. The Board held eight meetings during 2001. All incumbent directors attended at least 75% of the combined total number of meetings of the Board and committees on which they served. All nominees for the 2002 Board are presently serving as directors.

[PHOTO]           JAMESON A. BAXTER               Director of pre-merger Ryerson Tull since January 1999
                                                            Director of Ryerson Tull since February 1999
Jameson A. Baxter
                  Mrs. Baxter, age 58, has been President of Baxter Associates, Inc., a private management consulting and investment firm, since 1986. She also was Vice President and Principal of Regency Group, Inc., an investment banking firm, from 1989 to 1992.
                  She served as Vice President of The First Boston Corporation, an investment banking firm, from 1975 to 1986, and held various other positions at The First Boston
                  Corporation from 1965 to 1975. She is a member of our Compensation and Nominating and Governance Committees. She is a director of Banta Corporation and The Putnam
                  Fund.

[PHOTO]           RICHARD G. CLINE                        Director of pre-merger Ryerson Tull since 1996
                                                            Director of Ryerson Tull since February 1999
Richard G. Kline
                  Mr. Cline, age 67, is Chairman of Hawthorne Investors, Inc., a private management advisory services and investment firm, which he founded in 1996. He was Chairman of
                  Hussmann International, Inc., a manufacturer and service provider of merchandising and refrigeration systems for the commercial food industry, from January 1998 until
                  June 2000. He served as Chairman of the Board and Chief Executive Officer of
                  NICOR, Inc., a diversified holding company with subsidiaries engaged in natural gas distribution and containerized liner shipping, from 1986 to 1995, and as its President and Chief Operating Officer from 1985 to 1988 and from 1990 to 1994. For the previous
                  22 years, he was an executive of Jewel Companies, Inc., becoming Chairman,
                  President and Chief Executive Officer in 1984. He is a member of our Audit and
                  Nominating and Governance Committees. Mr. Cline also is a director of Kmart
                  Corporation and PepsiAmericas, Inc., and Chairman and a trustee of Northern
                  Institutional Funds and Northern Funds, registered investment companies. He is a past chairman of the Federal Reserve Bank of Chicago.

[PHOTO]

  Gary L.
  Crittenden GARY L. CRITTENDEN  Director of Ryerson Tull since February 1999

             Mr. Crittenden, age 48, has been Executive Vice President and Chief Financial Officer of American Express Company, a travel and financial services company, since June 2000. He was Senior Vice President and Chief Financial Officer of Monsanto Company, a worldwide manufacturer and seller of diversified lines of agricultural products, nutrition and consumer products, pharmaceuticals and other products, from 1998 through May 2000. At Sears, Roebuck and Co., a multi-line retailer, he was Executive Vice President and Chief Financial Officer from 1997 to 1998, President of the Hardware Stores division in 1997 and Executive Vice President, Strategy and Business Development from 1996 to 1997. He was Senior Vice President and Chief Financial Officer of Melville Corporation, a specialty retailer, from 1994 to 1996 and Executive Vice President and Chief Financial Officer of Filene's Basement, an off-price specialty chain of stores, from 1991 to 1994. He is a member of our Compensation and Nominating and Governance Committees. Mr. Crittenden is also a director of The TJX Companies, Inc. and Wilsons The Leather Experts Inc.

[PHOTO]

  James A.
  Henderson  JAMES A. HENDERSON  Director of pre-merger Ryerson Tull since 1996
                    Director of Ryerson Tull since 1978

             Mr. Henderson, age 67, was the Chairman and Chief Executive Officer of Cummins Engine Company, Inc., a manufacturer of diesel engines, prior to his retirement on December 31, 1999. Mr. Henderson joined Cummins in 1964, was elected Executive Vice President in 1971, Executive Vice President and Chief Operating Officer in 1975, President and Chief Operating Officer in 1977, President and Chief Executive Officer in 1994, and Chairman and Chief Executive Officer in 1995. He is Chairman of our Nominating and Governance Committee and a member of our Audit Committee. Mr. Henderson is also a director of Championship Auto Racing Teams, Inc., International Paper Co., Nanophase Technologies Corporation, Rohm and Haas Company and SBC Communications Inc.

[PHOTO]

  Gregory
  P.
  Josefowicz GREGORY P. JOSEFOWICZ  Director of Ryerson Tull since February 1999

             Mr. Josefowicz, age 49, has been President, Chief Executive Officer and Chairman of Borders Group, Inc., an operator of book superstores and mall-based bookstores, since January 2002 and President, Chief Executive Officer and a director since November 1999. He was Chief Executive Officer of the Jewel-Osco division of American Stores Company, which operates food and drug stores in the greater Chicago, Illinois and Milwaukee, Wisconsin areas, from 1997 until June 1999 when American Stores merged into Albertson's Inc., a retail food-drug chain. At that time Mr. Josefowicz became Albertson's Inc. President, Midwest Region. Mr. Josefowicz joined Jewel-Osco in 1974, and was elected Senior Vice President of Marketing and Advertising in 1993. Mr. Josefowicz is also a director of Spartan Stores Inc. He is Chairman of our Audit Committee and a member of our Nominating and Governance Committee.

[PHOTO]

  N. S.
  Novich     NEIL S. NOVICH  Director of pre-merger Ryerson Tull since 1999
                                   Director of Ryerson Tull since February 1999

             Neil S. Novich, age 47, has been our Chairman, President and Chief Executive Officer since February 1999. Mr. Novich was President, Chief Executive Officer and Chief Operating Officer of pre-merger Ryerson Tull from 1994 to February 1999. He was our Senior Vice President from January 1995 to May 1996. Prior to joining us in 1994, Mr. Novich led the Distribution and Logistics Practice at Bain & Company, an international management consulting firm. Mr. Novich is also a director of W.W. Grainger, Inc.

[PHOTO]

 Jerry K.
Pearlman     JERRY K. PEARLMAN  Director of pre-merger Ryerson Tull since 1996
               Director of Ryerson Tull since February 1999

             Mr. Pearlman, age 62, was Chairman of Zenith Electronics Corporation, a manufacturer of consumer electronics and cable television products, prior to his retirement in November 1995. He was also Chief Executive Officer of Zenith from 1983 through April 1995. He is Chairman of our Compensation Committee and a member of our Nominating and Governance Committee. Mr. Pearlman is also a director of Nanophase Technologies Corporation and Smurfit Stone Container Corporation.

[PHOTO]

Ronald L.
Thompson     RONALD L. THOMPSON  Director of pre-merger Ryerson Tull since 1996
               Director of Ryerson Tull since February 1999

             Mr. Thompson, age 52, has been the Chairman of the Board, Chief Executive Officer and President of Midwest Stamping Co., a metal-stamping and assembly firm serving principally the automotive original equipment industry, since 1993. Prior to joining Midwest Stamping, he was Chairman of the Board and President of The GR Group, Inc., a diversified holding company with interests in manufacturing and service activities, from 1980 to 1993. He is a member of our Audit and Nominating and Governance Committees. Mr. Thompson also is a director of the Teachers Insurance and Annuity Association.

                     COMMITTEES OF THE BOARD OF DIRECTORS

   The standing committees of the Board include the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee. The members of these committees, none of whom is an employee of Ryerson Tull or any of its subsidiaries, are identified above.

   Audit Committee--The Audit Committee annually recommends to the Board of Directors the appointment of an independent auditing firm to audit our financial books and records. The Audit Committee reviews the proposed scope and results of the annual audit, the recommendations of the independent auditors, and all non-audit services performed by the auditors. It also approves the auditors' Compensation and reviews the independence of and all relationships with the independent auditor. The Audit Committee also reviews management's discussion and analysis and the consolidated financial statements of our annual report to stockholders and Form 10-K; reviews our system of internal accounting and operating controls and the performance of our internal auditors; and monitors compliance with our Code of Business Conduct. The Audit Committee Report is included below. The Audit Committee held four meetings in 2001.

   Compensation Committee--The Compensation Committee makes recommendations to the Board of Directors about the promotions and salaries of our officers and the establishment or modification of executive compensation plans and programs; and administers the Ryerson Tull Annual Incentive Plan, our incentive stock plans and our pension and retirement plans and trusts. The Report of the Compensation Committee of the Board of Directors Regarding Executive Compensation is included below. The Compensation Committee held four meetings in 2001.

   Nominating and Governance Committee--The Nominating and Governance Committee prepares and maintains a list of qualified candidates to fill vacancies on the Board of Directors and recommends to the Board of Directors candidates to fill any such vacancies; recommends to the Board a slate of candidates for election as directors at the annual meeting; monitors corporate governance issues; recommends to the Board policies and procedures for effective corporate governance and assures compliance with adopted policies and procedures; recommends to the Board a process for evaluating the Board and oversees the process when it is adopted; recommends the compensation to be paid to non-employee directors; and manages and controls the administration of directors' compensation plans. The Nominating and Governance Committee held three meetings in 2001.

   The Nominating and Governance Committee will consider qualified candidates recommended by the holders of voting securities as nominees for election at the annual meeting. To be considered by the Committee as a nominee for election at the 2003 Annual Meeting, the name of the candidate and a written description of his or her qualifications must be received by the Secretary of Ryerson Tull no sooner than November 22, 2002 and no later than December 22, 2002. Our By-laws provide a formal procedure, including an advance notice requirement, for holders of voting securities who intend to nominate persons for election as directors at the annual meeting.


                           COMPENSATION OF DIRECTORS

   Our Directors' Compensation Plan provides that each director who is not an employee of Ryerson Tull or any of our affiliates will receive an annual retainer of $40,000. Normally, we will pay half of the retainer in shares of our common stock and half in cash. However, directors may elect to receive all or any part of the cash portion of their retainer in whole shares of common stock.

   We pay the cash portion of the retainer quarterly. If a director serves for a fraction of a quarter, the cash portion for that quarter is prorated in whole months. We pay the stock portion of the retainer as restricted stock issued at the beginning of the director's term. Over the director's term, the restricted stock vests in quarterly increments. Directors are also entitled to any dividends that accrue on the restricted stock. In addition, non-employee directors receive $1,000 for attending a special Board meeting and a special committee meeting not held in conjunction with a regular or special Board meeting. We do not pay fees to directors for attending other Board or committee meetings. A non-employee director who serves as chairman of a standing committee of the Board will receive an additional annual retainer of $4,000.

   The Directors' Compensation Plan allows directors to elect to defer payment of all or any portion of the retainers and fees which will become due over the course of the year. Directors must make this election prior to January 1 of each year. However, if a director is appointed or elected during a calendar year, that director may make a deferral election within 30 days after becoming a director. We will distribute deferred amounts in a lump sum or in installments of cash or whole shares of common stock, at the election of the director made at the time of the deferral. Interest on cash deferrals will be credited at the prime rate in effect from time to time at Bank One Corporation (or its successor). Stock deferrals will be credited with dividends paid on shares of common stock from time to time. We have reserved a total of 161,000 shares of common stock for issuance under the Directors' Compensation Plan, subject to adjustment for certain corporate transactions affecting the number or type of outstanding shares.

   The Ryerson Tull Directors' 1999 Stock Option Plan provides that each non-employee director at the close of each annual meeting will be awarded a stock option having a value of $20,000 (based on the Black-Scholes option pricing model) and an exercise price equal to the fair market value of our common stock on the date of grant. Individuals who become non-employee directors other than at an annual meeting are, at the time of their election or appointment as a non-employee director, awarded stock options having a value that is prorated to reflect a partial year's service. The options awarded under the Directors' Stock Option Plan are 50% exercisable beginning the day after the six-month anniversary of the grant date and 100% after the earlier of the one-year anniversary of the grant date or the date of the next annual meeting. They expire no later than 10 years after the date of grant. A total of 300,000 shares of our common stock are reserved for issuance under the Directors' Stock Option Plan.

   We also pay the premiums on a business accident insurance policy insuring each director for up to $500,000.

                                AUDITOR MATTERS

Audit Fees

   The aggregate fees billed by PricewaterhouseCoopers LLP rendered for the audit of our 2001 annual financial statements and for reviews of the financial statements included in our Forms 10-Q for 2001 were $321,400.

Financial Information Systems Design and Implementation Fees

   PricewaterhouseCoopers LLP did not bill any fees for the professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X.

All Other Fees

   The aggregate fees billed by PricewaterhouseCoopers LLP for services other than those described in the two preceding paragraphs for 2001 were $309,015, primarily for services rendered in connection with tax matters and the audit of employee benefit plans.

                            AUDIT COMMITTEE REPORT

   The Audit Committee consists of four members of the Company's Board of Directors. Each member is independent, as that term is defined in Section
303.01 of the New York Stock Exchange Listed Company Manual. The Board of Directors adopted a written charter for the Audit Committee in April 2000, and adopted a clarifying amendment in June 2000. The Audit Committee reviews and reassesses the adequacy of its charter at least annually or sooner if determined appropriate.

   The Audit Committee holds four regularly scheduled meetings each year. The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management and the independent auditors have the responsibility to plan and conduct audits, to determine whether the Company's financial statements are complete and accurate, and to assess whether they are in accordance with generally accepted accounting principles.

   The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2001, with management and with PricewaterhouseCoopers LLP, the independent auditors for the Company.

   The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU (S)380).

   The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), and has discussed with the independent accountant the independent accountant's independence. In addition, the Audit Committee has considered whether the independent accountant's provision of services described above under the headings "Financial Information Systems Design and Implementation Fees" and "All Other Fees" is compatible with maintaining the independent accountants' independence.

   Based on the review and discussions referred to above, and in reliance upon the opinions, information, reports or statements presented to the Audit Committee by Company management, its internal auditors and its independent auditors, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

   This Audit Committee Report is not deemed "filed" with the Securities and Exchange Commission.

                          Gregory P. Josefowicz, Chairman
                          Richard G. Cline
                          James A. Henderson
                          Ronald L. Thompson

                SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

   The following table presents, as of March 1, 2002, the shares of Ryerson Tull common stock beneficially owned by each of our directors, each of the other named executive officers and our directors and executive officers as a group. Except as indicated otherwise, the beneficial owners have sole voting and investment power for these securities. Our common stock includes preferred stock purchase rights. No directors or executive officers beneficially owned any Series A Preferred Stock.

                                                  Number of Shares
                                                    or Amount of       Percent
Name and Address of Beneficial Owner            Securities Owned /(1)/ of Class
------------------------------------            ---------------------  --------
Directors/(2)/
 Jameson A. Baxter.............................          22,460            *
 Richard G. Cline..............................          18,886            *
 Gary L. Crittenden............................          14,973            *
 James A. Henderson............................          20,708            *
 Gregory P. Josefowicz.........................          14,044            *
 Neil S. Novich................................         481,286/(3)/     1.9%
 Jerry K. Pearlman.............................          33,981            *
 Ronald L. Thompson............................          26,475            *

Named Executive Officers
 Jay M. Gratz..................................         177,947/(4)/       *
 Gary J. Niederpruem...........................         168,722/(5)/       *
 Thomas S. Cygan...............................          71,314/(6)/       *
 Stephen E. Makarewicz.........................          98,701/(7)/       *

All Directors and Executive Officers as a Group       1,424,901/(8)/     5.7%

--------
(1) Includes shares credited to individual accounts in the Ryerson Tull Savings Plan. Shares shown as "subject to option" are subject to stock options exercisable on or prior to April 29, 2002.
(2) Includes, for each non-employee Director, 10,180 shares subject to option and 600 shares payable or deferred under the Ryerson Tull Directors' Compensation Plan which are subject to forfeiture.
(3) Includes 471,329 shares subject to option.
(4) Includes 159,980 shares subject to option and 8,490 shares held in trust for family members.
(5) Includes 164,405 shares subject to option.
(6) Includes 68,505 shares subject to option and 435 shares held jointly.
(7) Includes 94,192 shares subject to option.
(8) Includes 1,292,131 shares subject to option, 7,862 shares held as restricted stock and subject to forfeiture, 435 shares held jointly, 8,490 shares held in trust for family members and 250 shares held by the spouse of an executive officer.
*Less than 1.0%

             ADDITIONAL INFORMATION RELATING TO VOTING SECURITIES

   The following table sets forth, as of December 31, 2001, the only holders known to us to beneficially own more than 5% of our common stock.

                                             Number of Shares
                                               or Amount of    Percent
        Name and Address of Beneficial Owner Securities Owned  of Class
        ------------------------------------ ----------------  --------
        The Baupost Group, L.L.C.               1,443,779/(1)/   5.82%
        10 St. James Avenue, Suite 2000
        Boston, MA 02116

        Dimensional Fund Advisors Inc.          1,400,155/(2)/   5.64%
        1299 Ocean Avenue
        Santa Monica, CA 90401

        FMR Corp.                               3,346,202/(3)/  13.48%
        82 Devonshire Street
        Boston, MA 02109

        Alfred D. Kingsley                      2,121,068/(4)/   8.55%
        277 Park Avenue
        New York, NY 10172

        Merrill Lynch & Co., Inc.               2,494,063/(5)/  10.05%
        250 Vesey Street
        World Financial Center, North Tower
        New York, NY 10381

--------
(1) The Baupost Group, L.L.C., on behalf of itself, SAK Corporation and Seth A. Klarman, reported sole voting and dispositive power as to 1,443,779 shares.
(2) Reported sole voting and dispositive power as to 1,400,155 shares.
(3) FMR Corp., on behalf of itself, Edward C. Johnson 3d and Abigail P. Johnson, reported sole voting power as to 616,550 shares and sole dispositive power as to 3,346,202 shares.
(4) Mr. Kingsley, on behalf of himself and for a group including Gary K. Duberstein, Greenway Partners, L.P., Greentree Partners, L.P., Greenhouse Partners, L.P., Greenhut, L.L.C., Greenbelt Corp., Greensea Offshore, L.P. and Greenhut Overseas, L.L.C., reported sole voting and dispositive power as to 210,358 shares and shared voting and dispositive power as to 1,910,710 shares.
(5) Merrill Lynch & Co., Inc., on behalf of Merrill Lynch Investment Managers, reported shared voting and dispositive power as to 2,494,063 shares.

   Certain persons were also known to us to own beneficially more than 5% of the outstanding shares of Series A $2.40 Cumulative Convertible Preferred Stock. These shares vote together with our common stock, as a single class, on each matter being submitted to holders of our voting securities, and none of the owners of the Series A Preferred Stock own shares of Series A Preferred Stock having more than 1% of the combined voting power of our outstanding voting securities.

             REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF
                  DIRECTORS REGARDING EXECUTIVE COMPENSATION

Composition of the Committee

      The Ryerson Tull Compensation Committee consists of independent non-employee directors, none of whom is or has been an employee of the Company or any of its subsidiaries. The Committee is comprised of Jerry K. Pearlman, Chairman, Jameson A. Baxter and Gary L. Crittenden.

Compensation Philosophy and Targets

   The Committee determines compensation of Company officers, including the named executive officers. The Committee, in consultation with external compensation consultants, has designed our executive compensation programs to attract and retain outstanding individuals as officers and key employees by rewarding these individuals based on personal performance and the financial performance of Ryerson Tull and its business units. The design of the compensation system also is intended to align the incentives of executive officers with the interests of stockholders. The Committee intends to offer total compensation opportunities competitive with those offered by comparable companies. Based on survey materials prepared by the external consultants, the Committee compares the Company's total compensation opportunity and actual compensation to compensation programs of both metal service center companies and a comparison group of select general distribution, industrial and service companies of comparable sales, assets and number of employees. The Committee utilizes the general distribution, industrial and service companies as its primary comparison group because most metal service center companies are not publicly owned and no metal service center company has revenues comparable to the revenues of Ryerson Tull.

   The Committee intends total compensation opportunity for our executive officers to be equivalent to the median of total compensation for comparable executive positions in the comparison group of general distribution, industrial and service companies. Its philosophy is to pay base salaries below survey median and to emphasize incentive pay, increasing the percentage of the latter as a component of total compensation opportunity for the most senior corporate positions. The relative proportion of base salary and incentive pay as components of total compensation opportunity shifts from a 50-50 split at the business unit president level to a 25-75 split for the chief executive officer. Short-term and long-term incentive pay targets respectively represent approximately 45% and 55% of incentive pay compensation opportunity. Actual short-term and long-term incentive compensation is variable, fluctuating from year to year depending on business unit and corporate performance.

Base Salary Determinations

   The Committee reviews the base salary compensation of executive officers annually, based on its review of comparable positions in the comparison group, and then makes recommendations to the Board. Mr. Novich, as Chief Executive Officer of Ryerson Tull, meets regularly with the Committee and with the non-management directors. These meetings include an annual review by all of the outside directors of the chief executive officer's financial, operating and organizational goals, an evaluation of Mr. Novich's performance as it relates to achievement of the prior year's goals, and the financial performance of the Company. The results of that evaluation are an important element in the compensation decisions made by the Committee and the Board of Directors of the Company regarding Mr. Novich's base salary and incentive compensation. The Committee accepted Mr. Novich's recommendation that his base salary remain unchanged in 2001.

Short-Term Incentive Compensation

   Short-term incentive compensation is payable as a cash bonus under the Ryerson Tull, Inc. Annual Incentive Plan. This plan generally provides for cash awards based on a specified AIP target percentage of a participant's salary earnings and the extent to which corporate and (or) business unit performance standards are achieved for the year. The Committee has historically used two performance measures, operating return on operating assets and revenue growth, with the formula weighted to operating return on operating assets.

   In the first quarter 2001, the Committee established the AIP target percentages for each executive officer. The Committee established that the award to Mr. Novich would be based upon the 2001 return on operating assets and revenue growth achieved by Ryerson Tull overall; to Mr. Gratz on a 50/50 split between the 2001 return on operating assets and revenue growth of the Company and of our coil processing division, which reports to him; to Mr. Niederpruem on a 25/75 split between the 2001 return on operating assets and revenue growth achieved by Ryerson Tull and by business units comprising the general line business, which report to him; and to Mr. Cygan and Mr. Makarewicz on the 2001 return on operating assets and revenue growth achieved by their respective business units.

   In 2001, none of Ryerson Tull's business units achieved the threshold levels of return on operating assets and revenue growth established for such units. Ryerson Tull did not achieve the targets established for it. The amount shown in the "Bonus" column in the "Summary Compensation Table" includes short-term incentives paid to the named executive officers under this plan.

Long-Term Incentive Compensation

   The Committee makes awards and grants under the Ryerson Tull 1999 Incentive Stock Plan intended to provide executive officers not only with additional incentives for outstanding individual performance but also with an opportunity to acquire an ownership stake in Ryerson Tull and, as a result, more closely align their interests with those of our stockholders. Grants and awards under the plan may consist of stock options, stock appreciation rights, restricted stock awards, and performance awards, or combinations of these. Under the plan, stock options and stock appreciation rights are granted at the fair market value of our common stock on the date of grant and are generally exercisable for a period up to ten years.

   The Committee established new stock awards in 2001 after review of a compensation analysis for officer positions of the Company, based on a comparative company survey of compensation practices at the comparison group of select general distribution, industrial and service companies, and a summary of executive compensation issues prepared by our outside executive compensation consultants. These awards were intended to provide incentives to improve stockholder value, to encourage executive retention and to remain competitive in executive recruitment. The Committee granted option awards to named executive officers totaling 528,000 shares during 2001 including the following awards: Mr. Novich, 260,000 shares; Mr. Gratz, 100,000 shares; Mr. Niederpruem, 100,000 shares; Mr. Cygan, 34,000 shares; and Mr. Makarewicz, 34,000 shares. The Committee made no restricted stock awards or performance awards to named executive officers in 2001.

Tax Considerations

   In 1993, Section 162(m) was added to the Internal Revenue Code, which limits deductibility of certain compensation for named executive officers. The Committee intends that our compensation plans generally satisfy the requirements of Section 162(m) for maximum deductibility for federal income tax purposes of payments made under such plans to named executive officers. In the event the Committee determines that it is advisable to grant awards to named executive officers that may not so qualify for deductibility, the Committee reserves the right to make such awards, taking into consideration the financial effects of such awards on the Company.

                                          Jerry K. Pearlman, Chairman
                                          Jameson A. Baxter
                                          Gary L. Crittenden

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

   The following chart compares the cumulative total stockholder return on our common stock for the five-year period ended December 31, 2001, with the cumulative total return of the Standard and Poor's Mid Cap 400 Index, the Standard and Poor's Small Cap 600 Index, and to a peer group of metals distributors. During 2001, the Company was removed from the Standard and Poor's Mid Cap 400 Index and added to the Standard and Poor's Small Cap 600 Index by Standard and Poor's. Our performance prior to 1999 reflects an additional line of business, steel manufacturing, which at the time represented approximately half of our business. The peer group's performance for the entire time period reflects primarily the metals distribution business.

   Because there is no nationally recognized industry index consisting of metals distributors to be used as a peer group index, we constructed our own peer group consisting of six other public companies in the metals distribution industry. The peer group includes A.M. Castle & Co., Friedman Industries Incorporated, Metals USA, Inc., Olympic Steel, Inc., Reliance Steel & Aluminum Co. and Steel Technologies Inc. In prior years, we had also included in the peer group a seventh company, Huntco Inc., that we have now excluded from the peer group, as a substantial part of its business now includes additional lines of business unrelated to metals distribution. This comparison assumes the investment of $100 on December 31, 1996 and the reinvestment of dividends.

                                          [CHART]

         Ryerson Tull Inc.  S&P Midcap 400  S&P Smallcap 600    Peer Group
12/96    100.00             100.00          100.00              100.00
12/97    103.24             132.25          125.58              104.26
12/98     72.22             157.52          123.95               74.52
12/99     88.45             180.68          139.31               82.89
12/00     38.15             212.30          155.75               64.03
12/01     51.84             211.02          165.94               62.25

   The following chart compares the cumulative total stockholder return on pre-merger and post-merger Ryerson Tull stock for the five-year period ended December 31, 2001, with the cumulative total return of the Standard and Poor's Mid Cap 400 Index, the Standard and Poor's Small Cap 600 Index, and to the peer group of metals distributors. This comparison assumes the investment of $100 on December 31, 1996 in the indices and in pre-merger Ryerson Tull Class A common stock, the exchange of the Class A stock for 0.61 shares of our common stock on February 25, 1999 and the reinvestment of dividends.

                                          [CHART]

        Ryerson Tull Inc.   S&P Midcap 400   S&P Smallcap 600   Peer Group
12/96   100.00              100.00           100.00             100.00
12/97    86.43              132.25           125.58             104.26
12/98    85.94              157.52           123.95              74.52
12/99   100.04              180.68           139.31              82.89
12/00    43.15              212.30           155.75              64.03
12/01    58.63              211.02           165.94              62.25

                            EXECUTIVE COMPENSATION

   The following table presents the 1999, 2000 and 2001 compensation for Mr. Novich and the Company's other four most highly compensated executive officers. The compensation listed in the table includes compensation paid by us, pre-merger Ryerson Tull and other subsidiaries.

Summary Compensation Table

                                                       Annual                          Long-Term
                                                    Compensation                      Compensation
                                          ----------------------------      --------------------------------
                                                                               Awards     Payouts
                                                                            ------------  -------
                                                              Other          Securities               All
                                                             Annual          Underlying              Other
                                                             Compen-           Stock       LTIP     Compen-
Name and Principal Position          Year  Salary   Bonus    sation         Options/ (1)/ Payouts sation /(2)/
---------------------------          ---- -------- -------- ----------      ------------  ------- -----------
Neil S. Novich                       2001 $548,497 $      0 $        0        260,000       $0      $32,914
Chairman, Director, President and    2000  544,661        0          0        115,000        0       39,092
Chief Executive Officer              1999  492,300  320,400          0        113,500        0       34,387

Jay M. Gratz                         2001 $408,877 $      0 $3,446,936/(3)/   100,000       $0      $16,363
Executive Vice President and         2000  406,576        0          0         44,000        0       16,262
Chief Financial Officer; President-- 1999  371,741  203,000          0         43,500        0       17,563
Ryerson Tull Coil Processing

Gary J. Niederpruem                  2001 $329,093 $      0          0        100,000       $0      $13,156
Executive Vice President             2000  325,695        0          0         44,000        0       13,020
                                     1999  276,262  124,500          0         43,500        0       12,820

Thomas S. Cygan                      2001 $248,169 $      0 $   51,365/(4)/    34,000       $0      $ 9,935
President--Ryerson Tull North        2000  219,741   14,950    192,042/(5)/    13,500        0        8,305
                                     1999  184,538   77,500          0         13,500        0        8,567

Stephen E. Makarewicz                2001 $238,504 $      0 $        0         34,000       $0      $ 9,545
President--Ryerson Tull South        2000  222,831    9,801          0         15,000        0        8,908
                                     1999  203,217   84,800          0         15,000        0        9,573

--------
(1) Awards consist of options to purchase our common stock.
(2) Amounts represent the value of vested and unvested employer contributions and allocations to defined contribution plans of the Company and its subsidiaries.
(3) Amounts paid pursuant to Mr. Gratz's change in control agreement with Inland Steel Industries, Inc. (the Company's predecessor), consist of stock option-related ($579,312) and non-qualified retirement benefit payments ($2,860,582) as described in "Employment and Change in Control Agreements and other Benefits." No other perquisites and personal benefits exceed 25% of total perquisites and other personal benefits reported.
(4) Represents reimbursement of relocation expenses and related tax gross-up in the amount of $26,588 and other perquisites and personal benefits, none of which exceeds 25% of total perquisites and other personal benefits reported.
(5) Represents reimbursement of relocation expenses and related tax gross-up in the amount of $177,527 and other perquisites and personal benefits, none of which exceeds 25% of total perquisites and other personal benefits reported.

Individual Option Grants in 2001

   The following table presents information with respect to (a) individual grants of options that were made during the last fiscal year to the named executive officers and (b) the present value of such options on the grant date.

                       Number of    Percent of
                      Securities   Total Options
                      Underlying    Granted to                         Grant Date
                        Options    Employees in  Exercise   Expiration  Present
Name                  Granted/(1)/  Fiscal Year  Price/(2)/    Date    Value/(3)/
----                  -----------  ------------- ---------  ---------- ----------
Neil S. Novich.......   260,000        24.9%      $8.875     01/25/11  $1,024,400
Jay M. Gratz.........   100,000         9.6%       8.875     01/25/11     394,000
Gary J. Niederpruem..   100,000         9.6%       8.875     01/25/11     394,000
Thomas S. Cygan......    34,000         3.3%       8.875     01/25/11     133,960
Stephen E. Makarewicz    34,000         3.3%       8.875     01/25/11     133,960

--------
(1) Awards consisted of options to purchase common stock that are transferable, with the advance written consent of the Compensation Committee, (a) to a spouse or descendants or (b) to a trust for the benefit of the optionee, his or her spouse or descendants. See "Employment and Change in Control Agreements" for option provisions regarding any change in control of the Company.
(2) The exercise price is equal to the average of the high and low price of our common stock on the New York Stock Exchange Composite Transactions on the date of grant. The exercise price may be paid by delivery of already-owned shares, and an optionee may elect to have Ryerson Tull withhold shares of stock (or accept already-owned shares) to satisfy minimum tax withholding obligations with respect to option exercises or payments.
(3) In accordance with Securities and Exchange Commission rules, the Black-Scholes option pricing model was chosen to estimate the grant date present value of the options granted under the incentive stock plans during 2001. The use of this pricing model should not be construed as an endorsement of the model's accuracy at valuing options. For purposes of calculating the value of the options as of the grant date, the following assumptions were made: the option term is 10 years, the volatility of our common stock is 47.20% (calculated using monthly stock prices of a comparable peer group for the five-year period prior to the grant date), the ten-year risk-free interest rate is 5.11% for grants, the annualized dividend yield is 1%, and the expected term is 5 years. The value of the options granted in 2001 depends upon the actual performance of our common stock during the applicable period; the actual value, if any, that an option grantee will realize upon exercise of an option will depend on the excess of the market value of our common stock over the exercise price on the date the option is exercised.

Aggregated Option Exercises and Year End Option Values

   The following table presents the value realized upon option exercises during 2001, the number of shares underlying the options held at the end of 2001 by the named executive officers and the value of their holdings based on the closing price on December 31, 2001 for our common stock.

                       Shares                Number of Shares        Value of Unexercised In-
                      Acquired            Underlying Unexercised       The-Money Options at
                         on     Value   Options at Fiscal Year-End        Fiscal Year-End
Name                  Exercise Realized (Exercisable/Unexercisable) (Exercisable/Unexercisable)
----                  -------- -------- --------------------------- ---------------------------
Neil S. Novich.......    --       --          308,974/374,505               $0/562,900
Jay M. Gratz.........    --       --           97,665/143,835                0/216,500
Gary J. Niederpruem..    --       --          102,090/143,835                0/216,500
Thomas S. Cygan......    --       --            48,240/47,500                 0/73,610
Stephen E. Makarewicz    --       --            72,832/49,000                 0/73,610

Pension Benefits

   The following table shows the maximum annual pension benefits payable on a straight life annuity basis to employees in various earnings classifications upon retirement at age 65 under our pension plans. Pension benefits for our salaried employees were frozen effective December 31, 1997, except for salaried employees whose age and service met specified transition criteria. The latter salaried employees continue to accrue pension benefits until the earlier of December 31, 2002, and their date of retirement.

   In general, benefits for salaried employees are based on two factors: (1) years of benefit service prior to the freeze date of the pension benefit, and
(2) average monthly earnings, based on the highest 36 months of earnings during the participant's last ten years of service prior to the freeze date of the pension benefit, except for employees eligible for the transition rules relating to age and service. For this purpose, earnings generally consist of salary plus bonus as reported in the Summary Compensation Table. All benefit amounts shown in this table are subject to offset based upon Social Security earnings.

                              Pension Plan Table

Average Annual Earnings      Annual Pension Benefits for Years of Service Shown
for the Applicable      -------------------------------------------------------------
Years-of-Service Period 5 Years 15 Years 20 Years 25 Years 30 Years 35 Years 40 Years
----------------------- ------- -------- -------- -------- -------- -------- --------
      $  200,000....... $17,000 $ 51,000 $ 68,000 $ 85,000 $102,000 $119,000 $136,000
          400,000......  34,000  102,000  136,000  170,000  204,000  238,000  272,000
          600,000......  51,000  153,000  204,000  255,000  306,000  357,000  408,000
          800,000......  68,000  204,000  272,000  340,000  408,000  476,000  544,000
       1,000,000.......  85,000  255,000  340,000  425,000  510,000  595,000  680,000

   Neil S. Novich accrued three years of pension benefit service, frozen at December 31, 1997, and ceased accruing benefit service after that date. The other named executive officers, whose age and service met certain transition requirements, continue to accrue pension benefits. As of March 1, 2002, the other named executive officers were credited with the following years of benefit service: Jay M. Gratz--26 years; Gary J. Niederpruem--28 years; Thomas
S. Cygan--36 years and Stephen E. Makarewicz--18 years. Pension benefits for Mr. Gratz, Mr. Niederpruem, Mr. Cygan and Mr. Makarewicz will continue to accrue pension benefits until the earlier of December 31, 2002 or their date of retirement. At that date, their pension benefit will be frozen. Until then, they are subject to limits on certain company-paid contributions to employees' accounts under the Ryerson Tull Savings Plan.

   Certain pension benefits in excess of the limitations imposed by the Internal Revenue Code of 1986 are paid by Ryerson Tull under an unfunded non-contributory supplemental retirement plan. For any officer or employee who is age 55 or older with at least five years of service and annual compensation in excess of $170,000, these plans generally permit us to satisfy obligations to pay benefits upon retirement at age 65 by (a) purchasing annuities (and paying a tax gross-up to the officer or employee) or (b) paying a lump sum amount at the time of retirement. No annuities were established for named executive officers in 2001.

   In the event of a change in control (as defined in the applicable plan), all benefits accrued under the pension plan and the supplemental plans will become fully and irrevocably vested and distributable to participants as provided by the terms of those plans. If, within three years following a change in control, there is a termination of the Ryerson Tull Pension Plan, or a substantial reduction in accruals under the Ryerson Tull Pension Plan, assets will first be used to provide retiree medical benefits and then will be applied to increase retirement benefits to affected participants on a pro rata basis. Special rules also apply if, after a change in control, the Ryerson Tull Pension Plan is merged with another plan or if assets are transferred from the Ryerson Tull Pension Plan to another plan. This distribution would occur within three years of a change in control, and, within this three-year period, there are limitations on amendments to the Ryerson Tull Pension Plan.

   We provide pension benefits to eligible salaried employees of our subsidiary, J. M. Tull, under a separate benefit schedule. In 2000 the Tull benefit schedule was made subject to a benefit freeze similar to the one described above. The maximum annual pension benefits payable under this schedule are approximately 3% higher than those shown in the above table for comparable earnings and service. The Tull benefit schedule does not cover any executive officers, but Mr. Makarewicz is credited with 12 years of service under the Ryerson Tull Pension Plan according to the Tull benefit schedule and has a lump sum benefit accrued as his Tull benefit.

Employment and Change in Control Agreements and Other Benefits

   Under our incentive stock plans, upon the occurrence of a change in control event, (i) the value of all outstanding stock options, stock appreciation rights and restricted stock awards (whether or not then fully exercisable or vested) will be cashed out at specified prices as of the date of the change in control, except that (a) certain stock options or stock appreciation rights outstanding for less than six months will not be cashed out until six months after the grant date and (b) restricted stock awards may immediately vest; and
(ii) all outstanding performance awards will be cashed out in the amounts and manner determined by the Compensation Committee.

   We have entered into change in control agreements with each of the named executive officers, the present terms of which expire on December 31, 2002, but which are automatically extended for additional one-year periods thereafter, unless we give notice prior to June 30 that we do not wish to extend such agreements for another year or unless a change in control (as defined below) or other limited events occur. We have not given such notice of nonrenewal to date.

   For purposes of the agreements, a "change in control" shall generally be deemed to occur if:

      (1) any person becomes the owner of 20% or more of the combined voting power of our then-outstanding securities;

      (2) during any two-year period, the majority of the Board changes without the approval of two-thirds of the directors who either were directors at the beginning of the period or whose election was previously so approved;

      (3) a merger or consolidation with another company occurs, in which our voting securities, in combination with voting securities held by any trustee or fiduciary under any employee benefit plan, do not continue to represent at least 60% of the combined voting power of the voting securities of the surviving entity;

      (4) holders of our voting securities approve a complete liquidation or an agreement for the sale or disposition of all or substantially all of our assets; or

      (5) there occurs, with respect to a "Related Company," (a) a sale or disposition of securities representing 50% or more of the combined voting power of the Related Company's securities, (b) a merger or consolidation of a Related Company with a person in which a majority-owned direct or indirect subsidiary of Ryerson Tull does not own at least 50% or more of the combined voting power of the surviving entity, or (c) the sale or disposition of all or substantially all of the assets of a Related Company to a person other than Ryerson Tull or a majority-owned subsidiary of Ryerson Tull.

   A "Related Company" is an executive's employer, a direct or indirect parent of the employer or a subsidiary of the employer that is also a significant subsidiary of Ryerson Tull within the meaning of Rule 405 under the Securities Act of 1933.

   These agreements generally provide that if an executive resigns from employment within the period ending 24 months after the month in which a change in control occurs, either (1) other than for cause or other than as a consequence of death, disability or retirement or (2) for reasons relating to a diminution of responsibilities, compensation or benefits or a significant relocation of the executive's principal place of business ("Good Reason"), he or she will receive:

    . a lump sum payment (the "Severance Payment") equal to three times (two times in the case of Mr. Cygan and Mr. Makarewicz) the sum of (1) the current annual base salary plus (2) the higher of (a) the average annual incentive bonus paid for the five years preceding resignation from employment, excluding any years in which the bonus was zero or (b) the executive's target award under the annual incentive plan for the year in which the termination occurs;

    . cash in lieu of any allocations, unpaid awards or rights under our annual or other incentive compensation plans;

    . cash equal to the value of outstanding stock options granted under our stock option plans at specified prices;

    . vesting of outstanding performance awards that would have been earned for the year in which the change in control occurs had the applicable performance targets been satisfied for that year;

    . life, disability, accident and health insurance as provided in our insurance programs for a period of 36 months (24 months in the case of Mr. Cygan and Mr. Makarewicz) after resignation from employment;

    . cash in lieu of three years (two years in the case of Mr. Cygan and Mr. Makarewicz) of additional accrued benefits under our pension plan; and

    .  legal fees and expenses incurred as a result of such resignation.

   The agreements do not limit or reduce any benefits that the executive may be entitled to receive pursuant to any other agreement upon a change in control. The agreements provide that the executive will be paid an additional amount which, after payment of all taxes thereon, is equal to any excise tax imposed. While this provision will preserve the severance agreement benefits for the executives, we will not be entitled to a federal income tax deduction for this excise tax payment.

   The agreements also provide benefits if the executive resigns from employment with Ryerson Tull for a reason other than cause coincident with or prior to a change in control and within twelve months after the occurrence of a "potential change in control" if a change in control or certain other limited events occur coincident with or within six months after his or her resignation. A "potential change in control" generally occurs if:

    . we enter into an agreement, the consummation of which would result in the occurrence of a change in control;

    . any person (including Ryerson Tull) publicly announces an intention to take or to consider taking actions that, if consummated, would constitute a change in control;

    . any person who is or becomes the owner of 9.5% or more of the combined voting power of our then-outstanding securities increases beneficial ownership of such securities by 5% or more over the percentage so owned on the date of the agreements; or

    . the Board adopts a resolution that a potential change in control has occurred for purposes of the agreements.

   Ispat International's acquisition of Inland Steel Company constituted a change in control under the change in control agreements with respect to Ryerson Tull and ISC but not with respect to pre-merger Ryerson Tull. After that acquisition, Ryerson Tull and Mr. Gratz entered into amendments to Mr. Gratz's change in control agreement. Under the amended agreement he continues to be entitled to legal fees and payments with respect to any excise taxes in accordance with the original agreements.

   We have instituted a practice of requiring non-compete and non-solicitation agreements from executive officers, including each of the named executive officers, that provide for a post-termination non-compete and non-solicitation period and salary and benefit continuation if the executive is discharged without cause or resigns for "good reason."

   These agreements also generally provide that if an executive's termination occurs, either (1) other than for cause or other than as a consequence of death, disability or retirement or (2) for Good Reason (including the failure to provide bonus opportunities or stock awards based on historical practice in the case of Mr. Novich), he will receive his salary, bonus and benefits in effect as of his termination date. The bonus shall be two (three in the case of Mr. Novich) payments of the average annual amount of the award paid to him for the three years immediately preceding that in which the termination date occurs (excluding any years in which the bonus was zero in the case of Mr. Novich). Twenty-four (thirty-six in the case of Mr. Novich) months of additional age and service credit will be provided for determining an executive's supplemental pension benefits using the methodology described in his change in control agreement except that any lump sum payment will be made twenty-four (thirty-six in the case of Mr. Novich) months after the executive's termination date and only if he has not violated the confidentiality, nonsolicitation and noncompetition provisions of his employment agreement.

   Mr. Novich's agreement further provides that all existing unvested options as of his termination date would become vested and he would be afforded a 36-month extension (but not beyond the original termination date of the option) from his termination date to exercise any remaining unexercised options that had not expired before his termination date. The agreement also provides Mr. Novich with certain opportunities to exercise his options in a cashless exchange, indemnification, financial services counseling, and executive outplacement and office services following his termination.

   In lieu of payments under his change in control agreement with Inland Steel Industries, Inc., Mr. Gratz's employment agreement was amended to provide that Mr. Gratz would resign as Vice President and Chief Financial Officer of Inland Steel Industries, Inc. on November 30, 1998 and become employed by pre-merger Ryerson Tull. This amendment provides that Mr. Gratz will be entitled to a change in control agreement from pre-merger Ryerson Tull but would not be entitled to severance benefits under his existing agreement upon resignation from employment with Ryerson Tull. Pursuant to his amended change in control agreement, Mr. Gratz is entitled (1) to receive cash equal to the change in control price of $29.625 per share less the exercise price in lieu of shares of our common stock issuable upon exercise of options previously awarded to him ($579,312 in the aggregate) at any time on or before November 6, 2001 (but not beyond the original term of any such option), and he exercised this right in 2001; (2) upon resignation from his employment, to receive life, disability, accident and health insurance benefits and other employee fringe benefits; (3) upon the earlier of the date of his resignation or January 1, 2001, to receive a lump sum payment of all non-qualified retirement benefits, calculated as if he had an additional three years of accrued benefits and as if payments were then to start immediately without actuarial reduction ($2,860,582); and (4) to receive a retention bonus of $250,000 on January 1, 2000. Mr. Gratz received $150,000 for agreeing not to become an employee of, or provide consulting or other services to, certain competitors prior to November 6, 2000.

   Mr. Novich, Mr. Gratz and Mr. Niederpruem are covered by a group business accident insurance policy providing $500,000 in coverage, for which the Company pays the premium.

        PROPOSAL TO APPROVE THE RYERSON TULL 2002 INCENTIVE STOCK PLAN

   The Company has used stock option plans and other stock plans as an integral part of its executive incentive program for many years. Most recently, stock-based grants and awards have been made under the Company's 1999 Incentive Stock Plan. The Board has determined that a new stock plan is needed in order to maintain a competitive executive incentive program and thereby more effectively attract and retain and furnish incentives to outstanding individuals as officers and key employees of the Company and its subsidiaries. Accordingly, the Board has adopted, and is submitting to the stockholders for their approval, the Ryerson Tull 2002 Incentive Stock Plan (the "Incentive Stock Plan"). The Incentive Stock Plan will become effective immediately upon approval by the stockholders and will continue in effect until terminated by the Board. If the Incentive Stock Plan is approved by stockholders, the 1992, 1995 and 1999 Incentive Stock Plans (the "Prior Stock Plans") will be discontinued, except as to outstanding grants. The summary of the Incentive Stock Plan that follows is qualified in its entirety by reference to the complete text of the Incentive Stock Plan as set forth in Exhibit A.

General Description

   Participants in the Incentive Stock Plan shall consist of such officers and other key employees of the Company and its subsidiaries as the Ryerson Tull Compensation Committee (the "Ryerson Tull Committee") may select from time to time. The Ryerson Tull Committee has identified approximately 150 participants to participate in the Incentive Stock Plan. In the discretion of the Ryerson Tull Committee, participants in the plan may receive stock options, stock appreciation rights, restricted stock awards or performance awards, either singly or in combination. The maximum number of shares that may be issued under the plan is 2,500,000 shares of Company common stock, plus the total number of shares available for issuance under the Prior Stock Plans as of the effective date of the Incentive Stock Plan. As of March 1, 2002, 2,917,944 shares of Company common stock were subject to awards outstanding under the Prior Stock Plans and 551,427 shares were available for grant thereunder. No further awards may be made under the Prior Stock Plans. The form and amount of any grant or award, whether measured by shares of Company common stock or otherwise, as well as the time and conditions of exercise or vesting and any acceleration of the time of exercise or vesting, are subject to the discretion of the Ryerson Tull Committee, provided that no more than 335,000 shares may be issued pursuant to restricted stock awards and performance awards under the Incentive Stock Plan. Except to the extent otherwise determined by the Ryerson Tull Committee, any shares subject to a grant or award under the Incentive Stock Plan or the Prior Stock Plans which terminates by expiration, cancellation or otherwise without the issuance of such shares (including shares underlying a stock appreciation right exercised for stock, to the extent that such underlying shares are not issued) or which are settled in cash (to the extent so settled), or, in the case of a restricted stock award, which are forfeited prior to vesting, shall again be available for future grants under the Incentive Stock Plan.

   The Code places limitations on the deductibility, for Federal income tax purposes, of annual compensation paid to certain executive officers, generally the five most highly compensated officers of the Company on the last day of the year. In order to permit certain grants and awards under the Incentive Stock Plan to be deductible for Federal income tax purposes, the Incentive Stock Plan limits, except in the case of grants and awards which by their terms are not intended to comply with such Code limitations, the maximum number of shares that may be granted or awarded under the Incentive Stock Plan in any three-year period to any participant under the Incentive Stock Plan to 700,000 and the maximum aggregate cash payout that may be made under the Incentive Stock Plan in any year to a named executive officer to $1,000,000.

   The Ryerson Tull Committee has general authority to administer the Incentive Stock Plan, including the authority to select participants, determine the form and amount of awards and amend such awards or accelerate the time of exercise or vesting thereof. The Ryerson Tull Committee also may authorize a Company officer have the authority of the Ryerson Tull Committee for the purpose of making grants of restricted stock, stock options, stock appreciation awards and performance awards, not to exceed such number of shares as the Ryerson Tull Committee designates, to employees of the Company and its subsidiaries who are not subject to Section 16(a) of the Securities Exchange Act of 1934. No such officer is authorized to designate himself or herself for any such grant or award. The Board may amend the Incentive Stock Plan in any respect, or terminate the Incentive Stock Plan at any time, provided that no amendment may be made for which stockholder approval is necessary to comply with any applicable tax or regulatory requirement then in effect. At present, such actions would not result in such loss of exemption and therefore may be taken without stockholder approval. No amendment or termination may impair the rights of a participant under any grant previously made under the Incentive Stock Plan without the consent of such participant, unless required by law.

   A participant may elect to have the Company withhold shares of common stock (or to accept already-owned shares) to satisfy tax withholding obligations with respect to exercises or payments under the Incentive Stock Plan. Except as otherwise permitted by the Ryerson Tull Committee, no stock option, stock appreciation right, restricted stock award or performance award shall be transferable except by will or the laws of descent and distribution. Under rules adopted by the Ryerson Tull Committee, transfers may be made, subject to certain limitations, to (a) a participant's spouse or descendants or (b) to a trust for the benefit of an award holder, his or her spouse or descendants.

Incentive Stock Plan Benefits

   The Incentive Stock Plan is subject to stockholder approval at the annual meeting. Following stockholder approval, the Ryerson Tull Committee may make awards, in its discretion, under the Incentive Stock Plan. Awards made may not be indicative of awards for all of 2002 or awards in any fiscal year.

   Stock Options

   Options to purchase shares of Company common stock, including incentive stock options within the meaning of Section 422 of the Code, may be granted under the Incentive Stock Plan. The Ryerson Tull Committee will determine the number of shares subject to each stock option and the manner and time of exercise. No option, however, shall be exercisable more than ten years after the date of grant. The per share option price shall not be less than par value or the fair market value of a share of Company common stock at the date of grant or, if offered pursuant to an offer of employment, the date of the offer or such later date as is specified in such offer. Upon exercise, the option price may be paid in cash, in shares of Company common stock having a fair market value equal to the option price, or in a combination thereof. The Ryerson Tull Committee may also allow the "cashless" exercise of options, subject to applicable rules and regulations, and the exercise of options by any other means the Ryerson Tull Committee determines to be consistent with the Incentive Stock Plan's purpose and applicable law, including loans, with or without interest, made by the Company to the holder of such option. The Incentive Stock Plan sets forth conditions for the exercise of options under certain circumstances upon termination of employment by reason of death, incapacity, retirement or otherwise. The option may contain such other terms, provisions and conditions not inconsistent with the Incentive Stock Plan as the Ryerson Tull Committee may determine.

   Stock Appreciation Rights

   Stock appreciation rights may be granted in tandem with a related stock option or may be granted independently of a related stock option. Rights granted in tandem with a related stock option shall be exercisable to the extent that the related stock option is exercisable. The Ryerson Tull Committee will determine the manner and time of exercise of rights granted independently of a stock option, but no such right shall be exercisable more than ten years after the date of grant. In the case of rights granted in tandem with a related stock option, the grantee may elect to exercise either the stock option or the rights (but not both) as to any of the same shares subject to the stock option and the rights. The Incentive Stock Plan sets forth conditions for the exercise of stock appreciation rights under certain conditions upon termination of employment by reason of death, incapacity, retirement or otherwise. The stock appreciation rights may contain such other terms, provisions and conditions not inconsistent with the Incentive Stock Plan as the Ryerson Tull Committee may determine.

   Upon exercise of a stock appreciation right, the holder shall be paid the excess of the then fair market value of the number of shares of Company common stock to which the right relates over the fair market value of such number of shares at the date of grant of the right or of the related stock option, as the case may be. Such amount shall be paid in cash or in shares of Company common stock having a fair market value equal to such excess, or in such combination thereof, as may be provided in the grant of such right (which may permit the grantee to elect between cash and Company common stock or to elect a combination thereof), or, if no such provision is made in the grant, as the Ryerson Tull Committee shall determine upon exercise of the right.

   Restricted Stock Awards

   Restricted stock awards consisting of shares of Company common stock may be made under the Incentive Stock Plan. Such awards shall be contingent on the employee's continuing employment with the Company or its subsidiaries or affiliates for a period to be specified in the award, which shall not be more than ten years from the date of award, and may be subject to such additional terms and conditions as the Ryerson Tull Committee deems appropriate, which may include performance measures. Except as otherwise determined by the Ryerson Tull Committee at the time of the award, the holder of a restricted stock award shall have the right to vote the restricted shares and to receive dividends thereon, unless and until such shares are forfeited. If all conditions to which such award is subject have been satisfied, the holder shall be entitled to such shares free of all restrictions.

   Performance Awards

   Performance awards consisting of shares of Company common stock, monetary units, or units which are expressed in terms of shares of Company common stock may also be made under the Incentive Stock Plan. Subject to the following paragraph, such awards shall be contingent on the achievement over a period of not more than ten years of such corporate, division, subsidiary, group or other measures and goals as shall be established by the Ryerson Tull Committee. Subject to the following paragraph, such measures and goals may be revised by the Ryerson Tull Committee from time to time during the performance period. Except as may otherwise be determined by the Ryerson Tull Committee, a performance award shall terminate if the holder of the award does not remain continuously in the employ of the Company or its subsidiaries or affiliates at all times during the applicable performance period. If a performance award consists of shares of Company common stock or units which are expressed in terms of shares of such common stock, amounts equal to dividends otherwise payable on a like number of shares may, if the award so provides, be converted into additional such shares or credited as additional units and paid to the participant on payment of the award.

   In order to permit performance awards to named executive officers to be deductible by the Company for Federal income tax purposes, the Code and related regulations require performance measures for such awards to be specified in the Incentive Stock Plan and approved by stockholders. The performance measures established in the Incentive Stock Plan for such purposes are: safety (including, but not limited to, total injury frequency, lost workday rates or cases, medical treatment cases and fatalities); quality control (including, but not limited to, critical product characteristics and defects); cost control (including, but not limited to, cost as a percentage of sales); capital structure (including, but not limited to, debt and equity levels, debt-to-equity ratios, and debt-to-total-capitalization ratios); inventory turnover; revenue growth; revenue growth compared to market; market share; customer performance or satisfaction; revenue measures (including, but not limited to, gross revenues and revenue growth); revenue growth as compared to market; net income; conformity to cash flow plans; return measures (including, but not limited to, return on investment assets or capital); operating profit to operating assets; share price measures (including, but not limited to, fair market value of shares, growth measures, and total shareholder return); working capital measures; operating earnings (before or after taxes); economic value added, cash value added; and cash flow return on investment.

   The Ryerson Tull Committee has discretion to establish performance goals and to adjust the goals and methods used to measure attainment of the goals. With respect to awards which are intended to be exempt from the deduction limitation, the Ryerson Tull Committee has discretion to adjust awards in a manner that does not increase such awards or make any other change that could cause such awards to become nondeductible under the regulations discussed above. The Ryerson Tull Committee has discretion to amend or replace performance measures applicable to the named executive officers in the event applicable regulations change and to grant awards to named executive officers that would not be deductible under the regulations based upon any performance measures it deems appropriate.

   Payment of a performance award following the end of the performance period, if such award consists of monetary units or units expressed in terms of shares of common stock, may be made in cash, shares of common stock, or a combination thereof, as determined by the Ryerson Tull Committee. Any payment made in common stock shall be based on the fair market value of such stock on the payment date.

Antidilution Adjustments and Change in Control Provisions

   The maximum number of shares issuable under the Incentive Stock Plan and the number, class and/or price of shares or other consideration subject to any outstanding stock option, stock appreciation right, restricted stock award or performance award may be appropriately adjusted by the Ryerson Tull Committee in the event of any change in corporate capitalization, such as a stock split, reverse stock split, or stock dividend, or a corporate transaction, such as a merger, consolidation, or separation, including a spin-off, or other distribution of stock or property of the Company or its subsidiaries (other than normal cash dividends), and any reorganization or partial or complete liquidation of the Company or its subsidiaries. The Incentive Stock Plan also provides that in the event of a Change in Control (as defined below), with certain exceptions, (1) all outstanding stock options, stock appreciation rights, and restricted stock awards shall automatically become fully exercisable and vested and shall be cashed out on the basis of a Change in Control Price (as defined in the Incentive Stock Plan) and (2) all outstanding performance awards shall be cashed out in such manner and in such amount or amounts as determined by the Ryerson Tull Committee at the time such awards are made. For purposes of the Incentive Stock Plan, a Change in Control will generally be deemed to have occurred if:

    . any person becomes the beneficial owner of 20% or more of the combined voting power of the Company's then outstanding securities;

    . during any two-year period, the majority of the membership of the Company's Board of Directors changes without the approval of two-thirds of the directors who either were directors at the beginning of the period or whose election was previously so approved;

    . there occurs a merger or consolidation of the Company with another company occurs in which the Company's voting securities, in combination with voting securities held by any trustee or fiduciary under any Company employee benefit plan, do not continue to represent at least

    . 60% of the combined voting power of the voting securities of the surviving entity;

    . the Company's stockholders approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of its assets; or

    . there occurs with respect to a ''Related Company'' a sale or disposition of securities representing 50% or more of the combined voting power of the Related Company's securities, or a merger or consolidation of a Related Company with another company in which a majority-owned direct or indirect subsidiary of the Company does not own at least 50% of the combined voting power of the voting securities of the surviving entity, or a sale or disposition of all or substantially all of the assets of a Related Company to a person other than a majority-owned direct or indirect subsidiary of the Company.

   A "Related Company" is a participant's employer (or any direct or indirect parent company of such employer, or subsidiary of such employer that is a significant subsidiary (within the meaning of Rule 405 under the Securities
Act) of the Company). A Change in Control of the Company shall not be deemed to have occurred with respect to any employee, however, if the sale or other transaction includes or involves a sale to the public or a distribution to the stockholders of the Company of more than 50% of the voting securities of the participant's employer or a direct or indirect parent of his or her employer and the participant's employer (or a direct or indirect parent of the participant's employer) agrees to become a successor to the Company under an individual agreement or other contractual agreement providing for benefits.

Federal Tax Consequences

   An employee who has been granted an incentive stock option will not realize taxable income and the Company will not be entitled to a deduction at the time of the grant or exercise of such option. If the employee makes no disposition of shares acquired pursuant to an incentive stock option within two years from the date of grant of such option, or within one year of the transfer of the shares to such employee, any gain or loss realized on a subsequent disposition of such shares will be treated as a long-term capital gain or loss. Under such circumstances, the Company will not be entitled to any deduction for Federal income tax purposes. If the foregoing holding period requirements are not satisfied, the employee will generally realize ordinary income at the time of disposition in an amount equal to the lesser of (1) the excess of the fair market value of the shares on the date of exercise over the option price or (2) the excess of the amount realized upon disposition of the shares, if any, over the option price, and the Company will be entitled to a corresponding deduction.

   An employee will not realize taxable income at the time of the grant of an option which does not qualify as an incentive stock option. Upon exercise, however, of such non-qualified stock option, the employee (even if the option has been transferred) will realize ordinary income in an amount measured by the excess, if any, of the fair market value of the shares on the date of exercise over the option price, and the Company will be entitled to a corresponding deduction. Upon a subsequent disposition of such shares, the employee (or, if applicable, the transferee) will realize short-term or long-term capital gain or loss with the basis for computing such gain or loss equal to the option price plus the amount of ordinary income realized upon exercise.

   An employee will not realize taxable income at the time of the grant of a stock appreciation right. Upon exercise, however, such employee will realize ordinary income measured by the difference between the fair market value of the Company common stock on the applicable date of grant and the fair market value of such stock on date of exercise. The Company will be entitled to a corresponding deduction in the year of exercise. Although the tax rules governing transfers of stock appreciation rights are unclear, it appears that an employee would be required to recognize ordinary income upon exercise of a stock appreciation right by a transferee. An employee who has been granted a restricted stock award will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time, assuming that the restrictions constitute a substantial risk of forfeiture for Federal income tax purposes. Upon the vesting of shares subject to an award, the employee (even if the award has been transferred) will realize ordinary income in an amount equal to the fair market value of the shares at such time, and the Company will be entitled to a corresponding deduction unless the employee is one of the named executive officers and applicable provisions of the Code regarding deductibility are not satisfied. Dividends paid to the employee during the restriction period will also be compensation income to the employee and deductible as such by the Company. An employee who receives a restricted stock award may elect to be taxed at the time of grant of the award on the then fair market value of the shares, in which case (i) the Company will be entitled to a deduction at the same time and in the same amount, (ii) dividends paid to such employee during the restriction period will be taxable as dividends to such employee and not deductible by the Company, and (iii) there will be no further tax consequences when the restrictions lapse. If an employee who has made such an election subsequently forfeits the shares, he will not be entitled to any deduction or loss. The Company, however, will be required to include as ordinary income the lesser of the fair market value of the forfeited shares or the amount of the deduction originally claimed with respect to the shares.

   The Company has also been advised that an employee who has been granted a performance award will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. The employee (even if the award has been transferred) will have compensation income at the time of payment (or vesting if the award is in stock), and the Company will have a corresponding deduction unless the employee is one of the named executive officers and applicable provisions of the Code regarding deductibility are not satisfied.

   Any acceleration of the payment of grants and awards under the Incentive Stock Plan in the event of a change in control of the Company may cause part or all of the consideration involved to be treated as an "excess parachute payment" under the Code, which may subject the participant to a 20% excise tax and which may not be deductible by the Company. A deduction otherwise available to the Company for any year with respect to compensation payable to a named executive officer may be denied to the extent that it exceeds $1,000,000. For these purposes, restricted stock grants and performance awards under the Plan may under certain circumstances qualify for, and it is anticipated that grants of options and stock appreciation rights will generally qualify for, an exception to that limitation for eligible performance-based compensation.

Other Information

   Approval of the Incentive Stock Plan will require the affirmative vote of the holders of shares of the Company representing a majority of the shares represented in person or by proxy and entitled to vote at the Annual Meeting, with the result that shares which abstain from voting would count as votes against the Incentive Stock Plan and broker non-votes would have no effect on the outcome. Proxies not limited to the contrary will be voted for approval of the Incentive Stock Plan. The closing price of the Company's common stock reported on the New York Stock Exchange Composite Transactions for March 18, 2002 was $10.70.

   The Board of Directors unanimously recommends a vote FOR approval of the Ryerson Tull 2002 Incentive Stock Plan.

                           PROPOSALS OF STOCKHOLDERS

   Proposals of stockholders which are intended to be included in our proxy statement for the 2003 Annual Meeting pursuant to SEC Rule 14a-8 must be received by us no later than November 22, 2002, and must otherwise comply with that rule to be included in the Company's proxy materials for that meeting.

   A stockholder that intends to present business at the 2003 Annual Meeting other than pursuant to Rule 14a-8 must comply with the requirements set forth in our By-laws. Among other things, to bring business before an annual meeting, a stockholder must give written notice thereof, complying with the By-laws, to the Secretary of Ryerson Tull not less than 90 days and not more than 120 days in advance of the day corresponding to the date of mailing the proxy materials for the prior year's annual meeting of stockholders. Therefore, because we anticipate mailing our proxy statement on March 22, 2002, we must receive notice of a stockholder proposal submitted other than pursuant to Rule 14a-8 no sooner than November 22, 2001, and no later than December 22, 2001.

                                 OTHER MATTERS

   The Board of Directors does not know of any matters to be presented at the Annual Meeting other than those set forth in the Notice of the Annual Meeting. However, if any other matters do come before the meeting, it is intended that the holders of the proxies will vote thereon in their discretion.

                                          By order of the Board of Directors,

                                          Joyce E. Mims
                                          Vice President and
                                          General Counsel

March 22, 2002
Chicago, Illinois

--------------------------------------------------------------------------------

   Each stockholder, whether or not you expect to be present in person at the Annual Meeting, is requested to SIGN, DATE AND RETURN THE ENCLOSED PROXY in the accompanying envelope as promptly as possible.

                    RYERSON TULL 2002 INCENTIVE STOCK PLAN

1.  Purpose.

   The purpose of the Ryerson Tull 2002 Incentive Stock Plan (the "Plan") is to attract and retain outstanding individuals as officers and key employees of Ryerson Tull, Inc. (the "Company") and its subsidiaries, and to furnish incentives to such individuals through rewards based upon the ownership and performance of the Common Stock (as defined in Section 3). To this end, the Committee hereinafter designated and, in certain circumstances, the Chairman of the Board of the Company (the "Chairman") or the President of the Company, may grant stock options, stock appreciation rights, restricted stock awards, and performance awards, or combinations thereof, to officers and other key employees of the Company and its subsidiaries, on the terms and subject to the conditions set forth in this Plan. As used in the Plan, the term "RT" shall mean, collectively, the Company and its affiliates, and the term "subsidiary" shall mean (a) any corporation of which the Company owns or controls, directly or indirectly, 50% or more of the outstanding shares of capital stock entitled to vote for the election of directors or (b) any partnership, joint venture, or other business entity in respect of which the Company, directly or indirectly, has comparable ownership or control.

2.  Participants.

   Participants in the Plan shall consist of: (a) such officers and other key employees of the Company and its subsidiaries as the Committee (or an officer acting pursuant to Section 4) in its sole discretion may select from time to time to receive stock options, stock appreciation rights, restricted stock awards or performance awards, either singly or in combination, as the Committee (or an officer acting pursuant to Section 4) may determine in its sole discretion; and (b) if the Committee authorizes the Chairman or the President to make grants or awards of stock options, stock appreciation rights, restricted stock or performance awards, such employees of the Company and its subsidiaries who are not subject to section 16(a) of the Securities Exchange Act of 1934 as the Chairman or the President shall determine in his or her sole discretion after consultation with the Vice President-Human Resources of the Company. Any director of the Company or any of its subsidiaries who is not also an employee of the Company or any of its subsidiaries shall not be eligible to receive stock options, stock appreciation rights, restricted stock awards or performance awards under the Plan. Notwithstanding any other provision of the Plan, without the approval of the Company's stockholders, this Section 2 shall not be amended to materially change the class or classes of employees eligible to participate in the Plan.

3.  Shares Reserved under the Plan.

   Subject to adjustment pursuant to the provisions of Section 11 of the Plan, the maximum number of shares of Common Stock, $1.00 par value per share, of the Company ("Common Stock") which may be issued pursuant to grants or awards made under the Plan shall not exceed the sum of (1) 2,500,000 and (2) the total number of shares available for issuance, but not issued, under the Ryerson Tull 1995 and Ryerson Tull 1999 Incentive Stock Plan (the "Prior Plans"), including shares described in the last paragraph of this Section 3. No more than 335,000 shares of Common Stock shall be issued pursuant to restricted stock awards and performance awards under the Plan. Notwithstanding any other provision of the Plan, without the approval of the Company's stockholders, this Section 3 shall not be amended to materially increase the number of shares reserved for issuance under the Plan.

   The following restrictions shall apply to all grants and awards under the Plan other than grants and awards which, by their terms, are not intended to comply with the "Performance-Based Exception" (defined below in this Section 3):

      (a) the maximum aggregate number of shares of Common Stock that may be granted or awarded under the Plan to any participant under the Plan during any three year period shall be 700,000; and

      (b) the maximum aggregate cash payout with respect to grants or awards under the Plan in any fiscal year of the Company to any Named Executive Officer (defined below in this Section 3) shall be $1,000,000.

   For purposes of the Plan, "Named Executive Officer" shall mean a participant who is one of the group of "covered employees" as defined in the regulations promulgated under section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor statute, and "Performance-Based Exception" shall mean the performance-based exception from the deductibility limitations as set forth in Section 162(m) of the Code.

   Except to the extent otherwise determined by the Committee, any shares of Common Stock subject to grants or awards under the Plan or the Prior Plans that terminate by expiration, cancellation or otherwise without the issuance of such shares (including shares underlying a stock appreciation right exercised for stock, to the extent that such underlying shares are not issued), that are settled in cash (to the extent so settled), or, in the case of restricted stock awards, that terminate without vesting, shall become available for future grants and awards under the Plan. Shares of Common Stock to be issued pursuant to grants or awards under the Plan may be authorized and unissued shares of Common Stock, treasury Common Stock, or any combination thereof.

4.  Administration of the Plan.

   The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company (the "Board"), which shall consist of two or more persons who constitute "non-employee directors" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and "outside directors" within the meaning of Treas. Reg. (S) 1.162-27(e)(3). Subject to the provisions of the Plan, the Committee shall have authority: (a) to determine which employees of the Company and its subsidiaries shall be eligible for participation in the Plan; (b) to select employees to receive grants under the Plan; (c) to determine the form of grant, whether as a stock option, stock appreciation right, restricted stock award, performance award or a combination thereof, the number of shares of Common Stock or units subject to the grant, the time and conditions of exercise or vesting, the fair market value of the Common Stock for purposes of the Plan, and all other terms and conditions of any grant and to amend such awards or accelerate the time of exercise or vesting thereof, subject in each case to the terms and conditions of the Plan; and (d) to prescribe the form of agreement, certificate or other instrument evidencing the grant; provided, however, that without approval of the Company's shareholders, in no event shall the Committee reprice any stock options awarded under the Plan by lowering the option price of a previously granted stock option or by cancellation of outstanding stock options with subsequent replacement or regrant of stock options with lower option prices. Notwithstanding the foregoing, the Committee or the Board, subject to the terms and conditions of the Plan may, by resolution adopted by it, authorize the Chairman of the Board or President of the Company to make grants or awards of stock options, stock appreciation rights, restricted stock or performance awards, not to exceed such number of shares as the Committee or Board shall specify in such resolution, and to have the authority of the Committee with respect to such grants or awards, to such employees of the Company and its subsidiaries who are not subject to section 16(a) of the Exchange Act; provided, however, that no such officer shall be authorized to designate himself for any such grant or award. The Committee shall also have authority to interpret the Plan and to establish, amend and rescind rules and regulations for the administration of the Plan, and all such interpretations, rules and regulations shall be conclusive and binding on all persons.

5.  Effective Date of Plan.

   The Plan shall be effective upon approval by the stockholders of the Company.

6.  Stock Options.

   (a) Grants. Subject to the terms of the Plan, options to purchase shares of Common Stock, including "incentive stock options" within the meaning of Section 422 of the Code, may be granted from time to time to such officers and other key employees of the Company and its subsidiaries as may be selected by the Committee. Each grant of an option under the Plan may designate whether the option is intended to be an incentive stock option or a "nonqualified" stock option. Any option not so designated shall be deemed to be a "nonqualified" stock option.

   (b) Terms of Options. An option shall be exercisable in whole or in such installments and at such times as may be determined by the Committee in its sole discretion, provided that no option shall be exercisable more than ten years after the date of grant. The per share option price shall not be less than the greater of par value or 100% of the fair market value of a share of Common Stock on the date the option is granted or, if granted pursuant to an offer of employment, the date of such offer or such later date as is specified in such offer. Upon exercise, the option price may be paid in cash, in shares of Common Stock having a fair market value equal to the option price which have been owned by the Participant for at least 6 months prior thereto, or in a combination thereof. The Committee may also allow the cashless exercise of options by holders thereof, as permitted under regulations promulgated by the Board of Governors of the Federal Reserve System, subject to any applicable restrictions necessary to comply with rules adopted by the Securities and Exchange Commission, and the exercise of options by holders thereof by any other means that the Committee determines to be consistent with the Plan's purpose and applicable law, including loans, with or without interest, made by the Company to the holder thereof.

   (c) Restrictions Relating to Incentive Stock Options. To the extent required by the Code, the aggregate fair market value (determined as of the time the option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year (under the Plan or any other plan of the Company or any of its subsidiaries) shall not exceed $100,000.

   (d) Termination of Employment. If an optionee ceases to be employed by the Company or any of its affiliates by reason of (i) death, (ii) physical or mental incapacity, (iii) retirement on a date that would result in such optionee being deemed immediately eligible for a normal pension (at least 65 years old and at least 5 years of vesting service) at such date as if such optionee were a participant under the provisions of any pension plan of the Company or any affiliate of the Company in effect at the time of such retirement, any option held by such optionee may be exercised, with respect to all or any part of the Common Stock as to which such option was not theretofore exercised (whether or not such option was otherwise then exercisable). If an optionee ceases to be employed by the Company and any of its affiliates for any reason other than a reason set forth in the immediately preceding sentence, any option granted to such optionee, at least six months prior to the date of termination, may be exercised for a period ending on the 30/th calendar day following the date of such cessation of employment or the date of expiration of such option, whichever first occurs, but only with respect to that number of shares of Common Stock for which such option was exercisable immediately prior to the date of cessation of employment, except as otherwise determined by the Committee at the time of grant or any time thereafter. /

   (e) Additional Terms and Conditions. The agreement or instrument evidencing the grant of a stock option may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee in its sole discretion.

7.  Stock Appreciation Rights.

   (a) Grants. Subject to the terms of the Plan, rights entitling the grantee to receive cash or shares of Common Stock having a fair market value equal to the appreciation in market value of a stated number of shares of such Common Stock from the date of the grant to the date of exercise, or, in the case of rights granted in tandem with or by reference to a stock option granted prior to the grant of such rights, from the date of grant of such related stock option to the date of exercise, may be granted from time to time to such officers and other key employees of the Company and its affiliates as may be selected by the Committee.

   (b) Terms of Grant. Such rights may be granted in tandem with or by reference to a related stock option, in which event the grantee may elect to exercise either the stock option or the right, but not both, as to the shares subject to the stock option and the right, or the right may be granted independently of a stock option. Rights granted in tandem with or by reference to a related stock option shall, except as provided at the time of grant, be exercisable to the extent, and only to the extent, that the related option is exercisable. Rights granted independently of a stock option shall be exercisable in whole or in such installments and at such times as may be determined by the Committee, provided that no right shall be exercisable more than ten years after the date of grant. Further, in the event that any employee to whom rights are granted independently of a stock option ceases to be an employee of the Company and its affiliates, such rights shall be exercisable only to the extent and upon the conditions that stock options are exercisable in accordance with the provisions of paragraph (d) of Section 6 of the Plan. The Committee may at the time of the grant or at any time thereafter impose such additional terms and conditions on the exercise of stock appreciation rights as it deems necessary or desirable for any reason, including for compliance with Section 16(a) or Section 16(b) of the Exchange Act and the rules and regulations thereunder.

   (c) Payment on Exercise. Upon exercise of a stock appreciation right, the holder shall be paid the excess of the then fair market value of the number of shares of Common Stock to which the right relates over the fair market value of such number of shares at the date of grant of the right or of the related stock option, as the case may be. Such excess shall be paid in cash or in shares of Common Stock having a fair market value equal to such excess, or in such combination thereof, as may be provided in the grant of such right (which may permit the holder to elect between cash and Common Stock or to elect a combination thereof), or, if no such provision is made in the grant, as the Committee shall determine upon exercise of the right, provided, in any event, that the holder shall be paid cash in lieu of any fractional share of Common Stock to which such holder would otherwise be entitled.

   (d) Additional Terms and Conditions. The agreement or instrument evidencing the grant of stock appreciation rights may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee in its sole discretion.

8.  Restricted Stock Awards.

   Subject to the terms of the Plan, restricted stock awards consisting of shares of Common Stock may be made from time to time to such officers and other key employees of the Company and its affiliates as may be selected by the Committee, provided that any such employee (except an employee whose terms of employment include the granting of a restricted stock award) shall have been employed by the Company or any of its affiliates for at least six months. Such awards shall be contingent on the employee's continuing employment with the Company or its affiliates for a period to be specified in the award (which shall not be more than ten years from the date of award) and shall be subject to such additional terms and conditions as the Committee in its sole discretion deems appropriate, including, but not by way of limitation, requirements relating to satisfaction of performance measures and restrictions on the sale or other disposition of such shares during the restriction period. Except as otherwise determined by the Committee at the time of the award, the holder of a restricted stock award shall have the right to vote the restricted shares and to receive dividends thereon, unless and until such shares are forfeited. Notwithstanding the foregoing provisions of this Section 8, any restricted stock award which is not subject to satisfaction of performance measures shall be subject to the employee's continuing employment with the Company or its affiliates for a period of not less than three years from the date of grant and any restricted stock award which is subject to satisfaction of performance measures shall be subject to the employee's continuing employment with the Company or its affiliates for a period of not less than one year from the date of grant; provided, however, that this sentence shall not apply to the extent the restricted stock awards are approved by the Company's stockholders or to the extent the restricted stock awards made under the Plan which do not conform to the foregoing provisions of this sentence (when aggregated with any performance awards which do not conform to the provisions of the last sentence of paragraph 9(a)) do not exceed 10 percent of the shares of Common Stock reserved for issuance under the Plan.

9.   Performance Awards.

   (a) Awards. Performance awards consisting of (i) shares of Common Stock,
(ii) monetary units or (iii) units which are expressed in terms of shares of Common Stock may be made from time to time to such officers and other key employees of the Company and its affiliates as may be selected by the Committee. Subject to the provisions of Section 12 below, such awards shall be contingent on the achievement over a period of not more than ten years of such corporate, division, subsidiary, group or other measures and goals as shall be established by the Committee. Subject to the provisions of Sections 10 and 12 below, such measures and goals may be revised by the Committee at any time and/or from time to time during the performance period. Except as may otherwise be determined by the Committee at the time of the award or at any time thereafter, a performance award shall terminate if the grantee of the award does not remain continuously in the employ of the Company or its affiliates at all times during the applicable performance period. Notwithstanding the foregoing provisions of this paragraph 9(a) any performance award that consists of Common Stock shall be subject to the employee's continuing employment with the Company or its affiliates for a period of not less than one year from the date of grant; provided, however, that this sentence shall not apply to the extent the performance awards are approved by the Company's stockholders or to the extent the performance awards consisting of Common Stock made under the Plan which do not conform to the provisions of this sentence (when aggregated with any restricted stock awards which do not conform to the provisions of the last sentence of Section 8) do not exceed 10 percent of the shares of Common Stock reserved for issuance under the Plan.

   (b) Rights with Respect to Shares and Share Units. If a performance award consists of shares of Common Stock or units which are expressed in terms of shares of such Common Stock, amounts equal to dividends otherwise payable on a like number of shares may, if the award so provides, be converted into additional such shares (to the extent that shares are then available for issuance under the Plan) or credited as additional units and paid to the participant if and when, and to the extent that, payment is made pursuant to such award.

   (c) Payment. Payment of a performance award following the end of the performance period, if such award consists of monetary units or units expressed in terms of shares of Common Stock, may be made in cash, shares of Common Stock, or a combination thereof, as determined by the Committee. Any payment made in Common Stock shall be based on the fair market value of such stock on the payment date.

10.  Performance Measures Applicable to Awards to Named Executive Officers.

   Unless and until the Committee proposes for stockholder vote a change in the general performance measures set forth in this Section 10, the attainment of which may determine the degree of payout or vesting with respect to awards under the Plan which are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used for purposes of such awards shall be chosen from among the following alternatives: safety (including, but not limited to, total injury frequency, lost workday rates or cases, medical treatment cases and fatalities); quality control

(including, but not limited to, critical product characteristics and defects); cost control (including, but not limited to, cost as a percentage of sales); capital structure (including, but not limited to, debt and equity levels, debt-to-equity ratios, and debt-to-total-capitalization ratios); inventory turnover; revenue growth; revenue growth compared to market; market share; customer performance or satisfaction; revenue measures (including, but not limited to gross revenues and revenue growth); net income; conformity to cash flow plans; return measures (including, but not limited to, return on investment assets or capital); operating profit to operating assets; share price measures (including, but not limited to, fair market value of shares, growth measures, and total shareholder return); working capital measures; operating earnings (before or after taxes); economic value added; cash value added; and cash flow return on investment.

   The Committee shall have the discretion to establish performance goals based upon the foregoing performance measures and to adjust such goals and the methodology used to measure the determination of the degree of attainment of such goals; provided, however, that awards under the Plan that are intended to qualify for the Performance-Based Exception and that are issued to or held by Named Executive Officers may not be adjusted in a manner that increases such award. The Committee shall retain the discretion to adjust such awards in a manner that does not increase such awards. Furthermore, the Committee shall not make any adjustment to awards under the Plan issued to or held by Named Executive Officers that are intended to comply with the Performance-Based Exception if the result of such adjustment would be the disqualification of such award under the Performance-Based Exception.

   In the event that applicable laws change to permit the Committee greater discretion to amend or replace the foregoing performance measures applicable to awards to Named Executive Officers without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining such approval. In addition, in the event that the Committee determines that it is advisable to grant awards under the Plan to Named Executive Officers that may not qualify for the Performance-Based Exception, the Committee may make such grants upon any performance measures it deems appropriate with the understanding that they may not satisfy the requirements of Section 162(m) of the Code.

11.  Adjustments for Changes in Capitalization, Etc.

   Subject to the provisions of Section 12 herein, in the event of any change in corporate capitalization, such as a stock split, reverse stock split, stock dividend, or a corporate transaction, such as a merger, consolidation, or separation, including a spin-off, or other distribution of stock or property of the Company or its affiliates (other than normal cash dividends), any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company or its affiliates, such adjustment shall be made in the number and class of shares which may be delivered under Section 3 (including the number of shares referred to in the last sentence of the first paragraph of Section 3 and in subparagraph (a) of the second paragraph of Section 3), and in the number and class of and/or price of shares subject to outstanding grants or awards under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of shares subject to any grants or awards under the Plan shall always be a whole number.

12.  Effect of Change in Control.

   (a) Acceleration of Benefits. Subject to the following sentence and the terms of any agreement evidencing the terms of any award under the Plan, in the event of a "Change in Control" as defined in paragraph (b) of this Section 12,
(i) at the election of the holder filed in such form and in such manner and time as the Committee shall provide, the value of all outstanding stock options, stock appreciation rights and restricted stock awards (whether or not then fully exercisable or vested) shall be cashed out on the basis of the "Change in Control Price" (as defined in paragraph (c) of this Section 12) as of the date the Change in Control occurs, provided, however, that the Committee may provide for the immediate vesting instead of the cashing out of restricted stock awards in such circumstances as it deems appropriate; and (ii) all outstanding performance awards shall be cashed out in such manner and in such amount or amounts as determined by the Committee in its sole discretion.

   (b) Change in Control. For purposes of this Section 12, a Change in Control means the happening of any of the following:

      (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than (w) the Company, (x) a trustee or other fiduciary holding securities under an employee benefit plan of the Company, (y) an underwriter temporarily holding securities pursuant to an offering of such securities, or (z) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of voting securities of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing 20% or more of the combined voting power of the Company's then outstanding securities;

      (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clauses (i), (iii) or
   (iv) of this paragraph (b)) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds ( 2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved cease for any reason to constitute a majority thereof;

      (iii) there occurs a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 60% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

      (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

A Change in Control shall also be deemed to occur with respect to any Participant for purposes of the Plan if there occurs:

      (1) a sale or disposition, directly or indirectly, other than to a person described in subclause (w), (x) or (z) of clause (i) next above, of securities of the Participant's employer, any direct or indirect parent company of the Participant's employer or any company that is a subsidiary of the Participant's employer and is also a significant subsidiary (as defined below) of the Company (the Participant's employer and such a parent or subsidiary being a "Related Company"), representing 50% or more of the combined voting power of the securities of such Related Company then outstanding;

      (2) a merger or consolidation of a Related Company with any other corporation, other than a merger or consolidation which would result in 50% or more of the combined voting power of the surviving company being beneficially owned by a majority owned direct or indirect subsidiary of the Company; or

      (3) the sale or disposition of all or substantially all the assets of a Related Company to a person other than a majority owned direct or indirect subsidiary of the Company.

For purposes of the Plan, the term "significant subsidiary" has the meaning given to such term under Rule 405 of the Securities Act of 1933, as amended. Notwithstanding the foregoing, no Change in Control shall be deemed to have occurred with respect to a Participant for purposes of the Plan if (I) such transaction includes or involves a sale to the public or a distribution to the stockholders of the Company of more than 50% of the voting securities of the Participant's employer or a direct or indirect parent of the Participant's employer, and (II) the Participant's employer or a direct or indirect parent of the Participant's employer agrees to become a successor to the Company under an individual agreement between the Company and the Participant or the Participant is covered by an agreement providing for benefits upon a change in control of his or her employer following an event described clauses (1), (2) or (3) next above.

   (c) Change in Control Price. For purposes of this Section 12, Change in Control Price means:

      (i) with respect to a Change in Control by reason of a merger or consolidation of the Company described in paragraph (b)(iii) of this Section 12 in which the consideration per share of Common Stock to be paid for the acquisition of shares of Common Stock specified in the agreement of merger or consolidation is all in cash, the highest such consideration per share;

      (ii) with respect to a Change in Control by reason of an acquisition of securities described in paragraph (b)(i) of this Section 12, the highest price per share for any share of the Common Stock paid by any holder of any of the securities representing 20% or more of the combined voting power of the Company giving rise to the Change in Control; and

      (iii) with respect to a Change in Control by reason of a merger or consolidation of the Company (other than a merger or consolidation described in paragraph (b)(iii) of this Section) or a change in the composition of the Board of Directors described in paragraph (b)(ii) of this Section 12, or stockholder approval of an agreement or plan described in paragraph (b)(iv) of this Section 12, the highest price per share of Common Stock reported on the New York Stock Exchange Composite Transactions (or, if such shares are not traded on the New York Stock Exchange, such other principal market on which such shares are traded) during the sixty-day period ending on the date the Change in Control occurs, except that, in the case of incentive stock options and stock appreciation rights relating to incentive stock options, the holder may not receive an amount in excess of the maximum amount that will enable such option to continue to qualify as an incentive stock option.

13.  Amendment and Termination of Plan.

   The Plan may be amended or terminated by the Board at any time and in any respect, provided that, without the approval of the Company's stockholders, no such amendment shall be made for which stockholder approval is necessary to comply with any applicable tax or regulatory requirement, including for these purposes any approval requirement which is a prerequisite for exemptive relief under Section 16(b) of the Exchange Act, and provided that no such amendment or termination shall impair the rights of any participant, without his or her consent, in any award previously granted under the Plan, unless required by law. In the event of termination of the Plan, no further grants may be made under the Plan but termination shall not affect the rights of any participant under, or the authority of the Committee with respect to, any grants or awards made prior to termination. Notwithstanding any other provision of the Plan, without the approval of the Company's stockholders, the Board shall not adopt any amendment to the Plan which makes changes to the Plan that are so material that the focus of the Plan is changed, including amending the Plan to provide for a form of grant not presently available under the Plan, as determined in the reasonable judgment of the Board.

14.  Prior Plans.

   Upon the effectiveness of this Plan, no further grants shall be made under the Prior Plans. The discontinuance of the Prior Plans shall not affect the rights of any participant under, or the authority of the Committee (therein referred to) with respect to, any grants or awards made thereunder prior to such discontinuance.

15.   Miscellaneous.

   (a) No Right to a Grant. Neither the adoption of the Plan nor any action of the Board or of the Committee shall be deemed to give any employee any right to be selected as a participant or to be granted a stock option, stock appreciation right, restricted stock award or performance award.

   (b) Rights as Stockholders. No person shall have any rights as a stockholder of the Company with respect to any shares covered by a stock option, stock appreciation right, or performance award until the date of the issuance of a stock certificate to such person pursuant to such stock option, right or award.

   (c) Employment. Nothing contained in this Plan shall be deemed to confer upon any employee any right of continued employment with the Company or any of its affiliates or to limit or diminish in any way the right of the Company or any such affiliate to terminate his or her employment at any time with or without cause.

   (d) Taxes. The Company shall be entitled to deduct from any payment under the Plan the amount of any tax required by law to be withheld with respect to such payment or may require any participant to pay such amount to the Company prior to and as a condition of making such payment. In addition, the Committee may, in its discretion and subject to such rules as it may adopt from time to time, permit a participant to elect to have the Company withhold from any payment under the Plan (or to have the Company accept from the participant), for tax withholding purposes, shares of Common Stock, valued at their fair market value, but in no event shall the fair market value of the number of shares so withheld (or accepted) exceed the amount necessary to meet the required Federal, state and local withholding tax rates then in effect that are applicable to the participant and to the particular transaction.

   (e) Nontransferability. Except as permitted by the Committee, no stock option, stock appreciation right, restricted stock award or performance award shall be transferable except by will or the laws of descent and distribution, and, during the holder's lifetime, stock options and stock appreciation rights shall be exercisable only by, and shares subject to restricted stock awards and payments pursuant to performance awards shall be delivered or made only to, such holder or such holder's duly appointed legal representative.

                                                                      NOTICE OF
                                                                 ANNUAL MEETING
                                                                OF STOCKHOLDERS
                                                            AND PROXY STATEMENT

                                                --------------------------------
                                                             RYERSON TULL, INC.
                                                                           2002

Ryerson Tull, Inc.                                      000000 0000000000 0 0000

                                                        000000000.000 ext
                                                        000000000.000 ext
[_]  Mark this box with an X if you have made           000000000.000 ext
     changes to your name or address details below.     000000000.000 ext
                                                        000000000.000 ext
                                                        000000000.000 ext
                                                        000000000.000 ext
[Bar Code Here]

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2                                                   Holder Account Number
ADD 3
ADD 4                                                   C 1234567890    J N T
ADD 5
ADD 6                                                   [Bar Code Here]

Use a black pen. Print in CAPITAL letters inside the grey areas as shown in this example. [A][B][C] [1][2][3] [X]

--------------------------------------------------------------------------------
Annual Meeting Proxy Card
--------------------------------------------------------------------------------

PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.

[A]  Election of Directors


The Board of Directors Recommends a Vote FOR the listed nominees.

                          For   Withhold                              For  Withhold                               For  Withhold
01 - Jameson A. Baxter    [_]     [_]     04 - James A. Henderson     [_]    [_]         07 - Jerry K. Pearlman   [_]    [_]
02 - Richard G. Oline     [_]     [_]     05 - Gregory P. Jooalowicz  [_]    [_]         08 - Ronald L. Thompson  [_]    [_]
03 - Gary L. Crittenden   [_]     [_]     06 - Neil S. Novich         [_]    [_]

[B]  Issues

The Board of Directors recommends a vote FOR the following resolutions. Please read the resolutions in full on the accompanying circular.

                                                    For Against Abstain
2. Ryerson Tull, Inc. 2002 Incentive Stock Plan.    [_]   [_]    [_]



CHECK HERE TO STOP MULTIPLE MAILINGS

Please stop mailing of shareholder publications for this account, since multiple copies come to our household at this address.

3. In the discretion of the proxies to vote upon any and all other matters which may properly come before such annual meeting or any adjournment thereof.

[C] Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Date and return promptly.

Signature 1              Signature 2               Date (dd/mm/yyyy)
--------------------     ----------------------    --------------------------

                                                   [_][_]/[_][_]/[_][_][_][_]

--------------------     ----------------------    --------------------------

A 4 3 7 1                 1 U P X                                    007I3B

Proxy                                                                      Proxy

--------------------------------------------------------------------------------
Ryerson Tull, Inc.
--------------------------------------------------------------------------------

               Proxy Solicited on Behalf of The Board of Directors

The undersigned hereby appoints Neil S. Novich, Jay M. Gratz, Terence R. Rogers and Joyce E. Mims, and each of them, as attorneys and proxies (with full power of substitution in each) to vote all common stock of the Company that the undersigned is entitled to vote (including any common stock credited to the account of the undersigned under the Company's Shareholder Investment Service) and all Series A $2.40 Cumulative Convertible Preferred Stock that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held May 8, 2002 and at any adjournment thereof. Unless otherwise specified, this proxy will be voted FOR the election of directors, and in the discretion of the proxies on any and all other matters that may properly come before such Annual Meeting or any adjournment thereof.

(Please complete on other side)






To Our Shareholders:


                       IMPORTANT NOTICE REGARDING DELIVERY
                       -----------------------------------
                          OF SECURITY HOLDER DOCUMENTS
                          ----------------------------

The Securities and Exchange Commission has adopted new rules which allow us to deliver a single annual report, proxy statement, proxy statement combined with a prospectus, or any information statement to any household at which two or more security holders reside, whom we believe to be members of the same family.

If you wish to receive only one copy of the Ryerson Tull, Inc. Annual Report, the Ryerson Tull, Inc. Proxy Statement, a proxy statement combined with a prospectus, or any information statement, please check the box on the reverse side of the proxy card. We will continue to separately mail a proxy card for each registered shareholder account. This consent will be perpetual unless you revoke it, which you may do at any time by calling us at 877-360-5346 (toll-free), or writing us at Computershare Investor Services, Attention: Proxy Unit, P.O. Box 1878, Chicago, IL 60690-1878. If you revoke your consent, we will begin sending you individual copies of these documents within 30 days after we receive your revocation notice.

IF APPLICABLE, WE ENCOURAGE YOU TO PARTICIPATE IN THIS PROGRAM. IT WILL HELP RYERSON TULL, INC. REDUCE PRINTING AND POSTAGE COSTS, AS WELL AS OPERATING EXPENSES.


Thank you.

Ryerson Tull, Inc.                                      000000 0000000000 0 0000

                                                        000000000.000 ext
                                                        000000000.000 ext
[_]  Mark this box with an X if you have made           000000000.000 ext
     changes to your name or address details below.     000000000.000 ext
                                                        000000000.000 ext
                                                        000000000.000 ext
                                                        000000000.000 ext
[Bar Code Here]

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2                                                   Holder Account Number
ADD 3
ADD 4                                                   C 1234567890    J N T
ADD 5
ADD 6                                                   [Bar Code Here]

Use a black pen. Print in CAPITAL letters inside the grey areas as shown in this example. [A][B][C] [1][2][3] [X]

--------------------------------------------------------------------------------
Annual Meeting Proxy Card
--------------------------------------------------------------------------------

PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.

[A]  Election of Directors


The Board of Directors Recommends a Vote FOR the listed nominees.

                          For   Withhold                              For  Withhold                               For  Withhold
01 - Jameson A. Baxter    [_]     [_]     04 - James A. Henderson     [_]    [_]         07 - Jerry K. Pearlman   [_]    [_]
02 - Richard G. Oline     [_]     [_]     05 - Gregory P. Jooalowicz  [_]    [_]         08 - Ronald L. Thompson  [_]    [_]
03 - Gary L. Crittenden   [_]     [_]     06 - Neil S. Novich         [_]    [_]

[B]  Issues

The Board of Directors recommends a vote FOR the following resolutions. Please read the resolutions in full on the accompanying circular.

                                                    For Against Abstain
2. Ryerson Tull, Inc. 2002 Incentive Stock Plan.    [_]   [_]    [_]



CHECK HERE TO STOP MULTIPLE MAILINGS

Please stop mailing of shareholder publications for this account, since multiple copies come to our household at this address.

3. In the discretion of the proxies to vote upon any and all other matters which may properly come before such annual meeting or any adjournment thereof.

[C] Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Date and return promptly.

Signature 1              Signature 2               Date (dd/mm/yyyy)
--------------------     ----------------------    --------------------------

                                                   [_][_]/[_][_]/[_][_][_][_]

--------------------     ----------------------    --------------------------

A 4 3 7 2                 1 U P X                                    007I5B

Proxy                                                                      Proxy

--------------------------------------------------------------------------------
Ryerson Tull, Inc.
--------------------------------------------------------------------------------
                         Confidential Voting Directions
                  Solicited on Behalf of the Board of Directors

 As a Participant in the Ryerson Tull Savings Plan, I hereby direct LaSalle National Bank, as Trustee of the ESOP Trust which forms a part of such plan, to vote all shares of common stock of Ryerson Tull, Inc. that are credited to my account in the ESOP Trust as of March 11, 2002 at the Annual Meeting of Stockholders of the Company to be held May 8, 2002 and at any adjournment thereof. Unless otherwise specified, all shares allocated to the undersigned's Plan account will be voted FOR the election of directors, and in the discretion of the Trustee or its proxies upon any and all other matters that may properly come before such annual meeting or any adjournment thereof. The Trustee shall vote all shares allocated to participants' Plan accounts for which properly completed confidential voting directions are not received prior to 5:00 p.m., Chicago time, on May 7, 2002 and all unallocated shares held in the ESOP Trust in the same proportion as the shares with respect to which properly completed confidential voting directions have been timely received from participants in the ESOP Trust.

 (Please complete on other side)






 To Our Shareholders:


                       IMPORTANT NOTICE REGARDING DELIVERY
                       -----------------------------------
                          OF SECURITY HOLDER DOCUMENTS
                          ----------------------------

 The Securities and Exchange Commission has adopted new rules which allow us to deliver a single annual report, proxy statement, proxy statement combined with a prospectus, or any information statement to any household at which two or more security holders reside, whom we believe to be members of the same family.

 If you wish to receive only one copy of the Ryerson Tull, Inc. Annual Report, the Ryerson Tull, Inc. Proxy Statement, a proxy statement combined with a prospectus, or any information statement, please check the box on the reverse side of the proxy card. We will continue to separately mail a proxy card for each registered shareholder account. This consent will be perpetual unless you revoke it, which you may do at any time by calling us at 877-360-5346 (toll-free), or writing us at Computershare Investor Services, Attention: Proxy Unit, P.O. Box 1878, Chicago, IL 60690-1878. If you revoke your consent, we will begin sending you individual copies of these documents within 30 days after we receive your revocation notice.

IF APPLICABLE, WE ENCOURAGE YOU TO PARTICIPATE IN THIS PROGRAM. IT WILL HELP RYERSON TULL, INC. REDUCE PRINTING AND POSTAGE COSTS, AS WELL AS OPERATING EXPENSES.


 Thank you.